Exhibit 99.1

FOURTH QUARTER 2008
FINANCIAL SUPPLEMENT

If you need further information, please contact:
Dave Miller, Investor Relations
901-523-4162
dwmiller@firsthorizon.com

FIRST HORIZON NATIONAL CORPORATION SEGMENT STRUCTURE

Regional Banking
-Traditional banking services for consumers and business
-Activities include lending and deposit taking, investments, insurance, financial planning, trust services, asset management, cash management, and health savings accounts
-Primarily southeastern US footprint, with approximately 200 financial centers in Tennessee and nearby markets
-First Tennessee banking franchise and middle market lending are key businesses
-First Horizon Banks included for periods prior to divestiture

Capital Markets
-Fixed income sales, trading, and strategies for institutional clients in U.S. and abroad
-Other capital markets products include:
-Equity research, portfolio advisory, derivatives, and loan trading
-Correspondent banking provides credit, depository, and other banking related services to other financial institutions

National Specialty Lending
-Wind-down portfolio that includes lending activities such as consumer lending and construction lending outside Regional Banking footprint
-Construction lending includes national home builder, one-time close, and commercial real estate portfolios
-In January 2008, FHN announced the discontinuation of national home builder and commercial real estate lending through its First Horizon Construction Lending offices
-Consumer lending consists mainly of national retail-originated home equity loans and lines

Mortgage Banking
-Primarily consists of first lien mortgage originations and servicing
-In a transaction that closed on August 31, 2008, First Horizon National Corp sold its mortgage servicing platform and origination offices outside Tennessee to MetLife Bank, N.A.

Corporate
-Includes executive management, enterprise-wide risk management, corporate finance, corporate communications, and legal functions
-Also includes funding function for the corporation and any impact from balance sheet positioning

PERFORMANCE HIGHLIGHTS

Summary of Fourth Quarter 2008 Significant Items (in millions)

Segment	Item	Income Statement	Pre-Tax	Comments

National Specialty Lending	MSR Valuation Adjustment	Noninterest income: Revenue from loan sales and securitizations	$(5.1)	Reduction in valuation of MSR related to prior consumer loan sales primarily due to interest rate changes.

Mortgage Banking	Reinsurance Reserve	Noninterest expense: Other	$(16.5)	Increase in reserves for PMI reinsurance contracts due to increasing mortgage defaults.

	Servicing Sale Obligation	Noninterest income: Mortgage Banking	$(6.5)	Recognition of liability for minimum servicing fee guarantee on prior servicing sales.

Corporate	Reduction of Visa Contingent Liability	Noninterest expense: Other	$11.0	Reversal of proportionate share of escrow funding by Visa for certain Visa litigation matters for which FHN has a contingent guarantee.

	Venture Capital Investment Dividends	Net interest income	$3.6	Dividends received as part of wind down of venture capital investments.

	Sales of Venture Capital Investments	Securities Gains/(Losses)	$1.3	Gains from marks to sales price for venture capital investments.

	Restructuring, Repositioning & Efficiency Initiatives	Noninterest expense: Various	$(10.2)	Expenses from contract terminations, severance, and office closures. Detailed further on page 6.

	Restructuring, Repositioning & Efficiency Initiatives	Noninterest income: Various	$(.1)	True up from Mortgage divestiture & repurchase reserves from First Horizon Bank branch sales. Detailed further on page 6.

(Fourth Quarter 2008 vs. Third Quarter 2008)

Asset Quality
- Provision decreased to $280.0 million in the fourth quarter compared to $340.0 million in third quarter 2008
- Portfolio deterioration in fourth quarter due to declining economic conditions
- Continuing commercial portfolio deterioration
- Residential CRE seeing downward trend in provisioning as credits are further along in credit cycle
- Income CRE and C&I experiencing negative grade migration
- Improved delinquency trends
- Consumer portfolios experiencing continued stress
- Home equity delinquencies increased
- OTC provisioning limited due to third quarter efforts to identify inherent losses
- Permanent mortgage portfolio experiencing increased loss severities
- Net charge-offs were 361 annualized basis points of average loans driven by residential CRE, C&I, home equity and OTC portfolios
- Net charge-offs of $191.2 million in fourth quarter compared to $154.7 million in prior quarter
- Charging off almost all impaired commercial loan balances down to most likely estimate of collateral value net of costs to sell
- NPAs increased to 538 basis points from 463 basis points reflecting portfolio deterioration from current economic conditions
- Total NPAs increased to $1.2 billion from $1.0 billion primarily from deterioration in national construction portfolios
- Allowance as a percentage of loans ratio increased to 399 basis points from 352 basis points in prior quarter

Capital
- Continued quarterly dividend payable in common stock
- Received $866.5 million of funds from Capital Purchase Program
- Considered part of Tier I Capital
- Current ratios also continue to benefit from balance sheet contraction (estimated based on period end balances)
- 7.3% for tangible common equity to tangible assets
- 14.9% for Tier I
- 20.1% for Total Capital

PERFORMANCE HIGHLIGHTS (continued)

(Fourth Quarter 2008 vs. Third Quarter 2008)

Regional Banking
- Net interest margin decreased to 4.22% compared to 4.43% in third quarter
- Reflects competition for deposit accounts and increase in nonaccrual loans
- Noninterest income declined to $82.6 million from $87.9 million
- Reduced deposit and wealth management fees in fourth quarter due to weak economic conditions
- Provision expense in third and fourth quarters primarily reflects deterioration in commercial loans
- Noninterest expense increased to $167.8 million compared to $158.6 million in prior quarter
- Primarily from higher personnel, infrastructure and credit-related costs

Capital Markets
- Fixed income revenues were $156.5 million in fourth quarter compared to $80.1 million in prior quarter
- Increase due to Federal Reserve rate reductions in fourth quarter creating a steeper yield curve
- Also benefited from market volatility
- Other product revenues were $20.8 million in fourth quarter compared to $18.4 million in third quarter
- Provision expense decreased to $8.1 million from $38.5 million
- Current stress in financial system continuing to impact correspondent banking loans
- Increase in noninterest expense resulted from higher production levels

National Specialty Lending
- Sequential decline in net interest income as loan portfolios continue to wind down
- Net interest margin decreased to 1.85% compared to 2.14% in third quarter
- Primarily results from an increase in nonaccrual loans
- Provision for loan losses continues to reflect deterioration within national construction and consumer lending portfolios
- Noninterest income decreased sequentially
- $5.1 million reduction in value of MSR primarily due to interest rate changes
- Charge of $2.3 million recognized in fourth quarter for repurchase reserves
- $1.7 million charge recognized in third quarter
- Noninterest expense decreased primarily due to the effects of winding down operations

Mortgage Banking
- Decreased origination income due to completion of MetLife transaction in August
- Net effect of adopting new accounting standards negatively affected pre-tax earnings by negligible amount
- $14.4 million negative effect on third quarter 2008
- Third quarter adjustment of $15.5 million to reflect revised cash flow expectations related to mortgage origination activities
- Hedging results positively impacted earnings by $64.6 million vs. $50.8 million in third quarter
- Falling rates and a steeper yield curve combined with positive convexity in the portfolio to benefit the hedge position
- Servicing runoff decreased to $9.9 million for fourth quarter from $20.1 million in prior quarter
- Consistent with decline in servicing portfolio
- Other income declined due to completion of MetLife transaction
- $6.5 million charge recognized in fourth quarter related to servicing fee guarantees on prior servicing sales
- Net interest income declines consistent with decrease in warehouse
- Provision of $22.0 million in fourth quarter due to deterioration in permanent mortgage portfolio
- $2.9 million of provision in prior quarter
- Noninterest expense declined to $39.5 million in fourth quarter compared to $89.0 million in prior quarter
- Due to sale of national mortgage offices and servicing platform at the end of August
- Fourth quarter includes $16.5 million of expense for PMI reinsurance liability due to increased mortgage defaults
- Provision for foreclosure losses of $1.8 million in fourth quarter
- $3.4 million in third quarter

Taxes
- Approximate $8 million positive quarterly effect from permanent tax credits

Corporate Segment
- Net charges of $10.3 million recognized for restructuring, repositioning and efficiency initiatives (detail on next page)
- Fourth quarter included $10.2 million of expenses
- Primarily for contract terminations, severance and office closures
- $0.1 million of net charges related to Mortgage and First Horizon Bank branch sales presented in (Losses)/Gains on Divestitures
- Prior quarter included $33.9 million of net charges for these initiatives
- $11.0 million of expense reductions recognized in fourth quarter related to contingent liability for Visa litigation matters
- Represents FHN's proportionate share of Visa's escrow funding in fourth quarter
- $11.0 million of expense recognized in third quarter to increase contingent liability
- $3.6 million of dividends received from venture capital investments included in interest income
- $1.3 million of securities gains from marks to sales price for venture capital investments
- Fourth quarter includes $2.3 million of gains on repurchase of $35.0 million of debt
- Prior quarter included $18.9 million of gains on repurchase of $91.7 million of debt

CHARGES FOR RESTRUCTURING, REPOSITIONING, & EFFICIENCY INITIATIVES
Unaudited

By Income Statement Impact (Thousands, rounded)	4Q08	3Q08	2Q08	1Q08	4Q07
Noninterest income
Mortgage banking	$-	$(700)	$(9,300)	$(2,700)	$(6,400)
Gains/(Losses) on divestitures	(100)	(17,500)	(400)	(1,000)	15,700
Noninterest expense
Employee compensation, incentives, and benefits	600	10,700	5,700	7,400	8,400
Occupancy	(200)	3,900	3,400	1,000	5,500
Operations services	-	-	-	-	400
Equipment rentals, depreciation, and maintenance	-	100	4,200	-	500
All other expense	9,800	1,000	3,000	9,200	21,100
Total (loss) before income taxes	$(10,300)	$(33,900)	$(26,000)	$(21,300)	$(26,600)

CONSOLIDATED SUMMARY RESULTS
Quarterly, Unaudited

						4Q08 Change vs.
(Thousands)	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07
Income Statement Highlights
Net interest income	$204,948	$223,147	$238,895	$228,092	$225,987	(8)%	(9)%
Noninterest income	336,672	305,383	400,018	383,130	103,429	10%	226%
Securities gains/(losses), net	1,346	(210)	(972)	65,946	(10,442)	NM	NM
Total revenue	542,966	528,320	637,941	677,168	318,974	3%	70%
Noninterest expense	349,658	402,274	465,843	438,277	561,559	(13)%	(38)%
Provision	280,000	340,000	220,000	240,000	156,519	(18)%	79%
Pre-tax income/(loss)	(86,692)	(213,954)	(47,902)	(1,109)	(399,104)	59%	78%
Benefit for income taxes	(30,988)	(88,859)	(28,821)	(8,146)	(146,342)	65%	79%
Income/(loss) from continuing operations	(55,704)	(125,095)	(19,081)	7,037	(252,762)	55%	78%
Income from discontinued operations, net of tax	-	-	-	883	4,137	-	(100)%
Net income/(loss)	$(55,704)	$(125,095)	$(19,081)	$7,920	$(248,625)	55%	78%
Preferred stock dividends	-	-	-	-	-	-	-
Income/(loss) available to common shareholders	$(55,704)	$(125,095)	$(19,081)	$7,920	$(248,625)	55%	78%
Common Stock Data
Diluted EPS from continuing operations (a)	$(.27)	$(.61)	$(.11)	$.05	$(1.91)	56%	86%
Diluted EPS (a)	(.27)	(.61)	(.11)	.06	(1.88)	56%	86%
Diluted shares (a)	204,882	204,880	180,186	132,938	132,336	*	55%
Period-end shares outstanding (a)	205,819	205,837	205,994	133,639	133,218	*	54%
Dividends declared per share (b)	NM (c)	NM (d)	$.19 (e)	$.19 (e)	$.43 (e)	NM	NM
Balance Sheet Highlights (Period End)
Total loans, net of unearned income	$21,278,190	$21,601,898	$22,225,232	$21,932,020	$22,103,516	(1)%	(4)%
Total loans held for sale-divestiture	-	-	-	207,672	289,878	-	(100)%
Total deposits	14,241,814	13,778,235	15,093,947	16,188,542	17,032,285	3%	(16)%
Total deposits-divestiture	-	-	296,632	118,720	230,418	-	(100)%
Total assets	31,021,980	32,804,376	35,549,961	37,267,945	37,015,461	(5)%	(16)%
Total assets-divestiture	-	-	395,628	216,431	305,734	-	(100)%
Total liabilities	27,447,348	29,931,458	32,557,238	34,860,441	34,584,588	(8)%	(21)%
Total liabilities-divestiture	-	-	298,098	120,590	232,343	-	(100)%
Total shareholders' equity	3,279,467	2,577,641	2,697,446	2,112,227	2,135,596	27%	54%
Key Ratios & Other
Return on average assets	(.71)%	(1.49)%	(.21)%	.09%	(2.65)%
Return on average equity (f)	(7.14)%	(18.30)%	(3.02)%	1.47%	(42.52)%
Net interest margin	2.96%	3.01%	3.01%	2.81%	2.77%
Efficiency ratio	64.4%	76.1%	73.0%	64.7%	176.1%
Book value per common share	$12.13	$12.52	$13.09	$15.81	$16.03
Tangible book value per common share	$10.98	$11.36	$11.92	$13.98	$14.16
FTE employees	6,095	6,195	9,386	9,711	10,174	(2)%	(40)%
NM - Not meaningful
* Amount is less than one percent.
Certain previously reported amounts have been reclassified to agree with current presentation.
(a)	Shares restated for October 1, 2008 and January 1, 2009 stock dividends.
(b)	Third and fourth quarter 2008 dividend declared paid in shares.
(c)	Stock dividend rate of 1.837% per share.
(d)	Stock dividend rate of 3.0615% per share.
(e)	Cash dividends per share restated for October 1, 2008, and January 1, 2009, stock dividends.
(f)	Ratio includes preferred stock related to the CPP.

CONSOLIDATED INCOME STATEMENT
Quarterly, Unaudited

						4Q08 Change vs.
(Thousands)	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07
Interest income	$331,554	$383,243	$415,485	$476,443	$545,136	(13)%	(39)%
Less interest expense	126,606	160,096	176,590	248,351	319,149	(21)%	(60)%
Net interest income	204,948	223,147	238,895	228,092	225,987	(8)%	(9)%
Provision for loan losses	280,000	340,000	220,000	240,000	156,519	(18)%	79%
Net interest income/(loss) after
provision for loan losses	(75,052)	(116,853)	18,895	(11,908)	69,468	36%	(208)%
Noninterest income:
Capital markets	174,671	95,954	122,338	131,457	98,482	82%	77%
Deposit transactions
and cash management	43,882	45,802	46,797	42,553	47,971	(4)%	(9)%
Mortgage banking (a) (b) (c)	80,087	106,817	172,418	158,712	(113,965)	(25)%	170%
Trust services and investment
management	7,675	8,154	8,883	9,109	10,097	(6)%	(24)%
Insurance commissions	6,806	7,332	6,822	8,144	7,529	(7)%	(10)%
Revenue from loan sales and securitizations (d)	(782)	3,238	(6,984)	(4,097)	(171)	(124)%	(357)%
Securities gains/(losses), net	1,346	(210)	(972)	65,946	(10,442)	NM	NM
Gains/(losses) on divestitures (e)	(106)	(17,489)	(429)	(995)	15,695	99%	(101)%
Other	24,439	55,575	50,173	38,247	37,791	(56)%	(35)%
Total noninterest income	338,018	305,173	399,046	449,076	92,987	11%	264%
Adjusted gross income after
provision for loan losses	262,966	188,320	417,941	437,168	162,455	40%	62%
Noninterest expense:
Employee compensation,
incentives and benefits (c) (e)	180,871	215,498	277,078	287,470	226,905	(16)%	(20)%
Occupancy (e)	19,149	27,210	30,018	28,591	34,209	(30)%	(44)%
Operations services	19,345	20,041	19,124	18,964	20,148	(3)%	(4)%
Equipment rentals, depreciation
and maintenance	11,454	12,336	18,268	15,011	16,252	(7)%	(30)%
Legal and professional fees	17,711	16,955	14,030	15,022	17,629	4%	*
Communications and courier	7,754	9,628	11,477	11,004	10,664	(19)%	(27)%
Amortization of intangible assets	1,805	1,802	2,182	2,440	2,864	*	(37)%
Goodwill impairment	-	-	-	-	71,074	NM	NM
Other (c) (e) (f) (g)	91,569	98,804	93,666	59,775	161,814	(7)%	(43)%
Total noninterest expense	349,658	402,274	465,843	438,277	561,559	(13)%	(38)%
Pretax (loss)	(86,692)	(213,954)	(47,902)	(1,109)	(399,104)	59%	78%
Benefit for income taxes	(30,988)	(88,859)	(28,821)	(8,146)	(146,342)	65%	79%
Income/(loss) from continuing operations	$(55,704)	$(125,095)	$(19,081)	$7,037	$(252,762)	55%	78%
Income from discontinued operations,
net of tax	-	-	-	883	4,137	NM	NM
Net income/(loss)	$(55,704)	$(125,095)	$(19,081)	$7,920	$(248,625)	55%	78%
Preferred stock dividends	-	-	-	-	-	NM	NM
Income/(loss) available to common shareholders	$(55,704)	$(125,095)	$(19,081)	$7,920	$(248,625)	55%	78%
NM - Not meaningful
* Amount is less than one percent.
Certain previously reported amounts have been reclassified to agree with current presentation.
4Q08 Key Impacts
(a)	Includes recognition of liability for minimum servicing fee guarantee related to prior servicing sales.
(b)	Includes effects of electing fair value for mortgage warehouse loans.
(c)	Includes effect of adopting new accounting standards.
(d)	Includes MSR valuation adjustment related to prior consumer loan sales.
(e)	Includes a portion of net charges for $10.3 million, see Restructuring, Repositioning & Efficiency Initiatives page for further details.
(f)	Includes increase in reinsurance reserves for PMI reinsurance contracts.
(g)	Includes reversal of expense related to Visa litigation matters for which FHN is contingently liable.

OTHER INCOME AND OTHER EXPENSE
Quarterly, Unaudited

						4Q08 Change vs.
(Thousands)	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07

Other Income
Brokerage management fees and
commissions	$7,307	$7,824	$8,690	$8,413	$8,747	(7)%	(16)%
Bank owned life insurance	5,107	6,731	6,343	6,962	6,697	(24)%	(24)%
Bankcard income	5,226	5,587	5,728	5,540	6,221	(6)%	(16)%
Other service charges	3,002	3,043	3,189	3,396	3,357	(1)%	(11)%
Remittance processing	3,160	3,314	3,206	3,273	3,450	(5)%	(8)%
Reinsurance fees	2,624	2,830	3,320	3,145	2,794	(7)%	(6)%
ATM interchange fees	2,485	2,263	2,238	2,238	2,224	10%	12%
Deferred compensation	(12,531)	(5,145)	1,325	(6,550)	(1,667)	144%	652%
Letter of credit	1,322	1,603	1,274	1,458	1,759	(18)%	(25)%
Electronic banking fees	1,492	1,535	1,572	1,618	1,636	(3)%	(9)%
Check clearing fees	538	838	887	862	1,125	(36)%	(52)%
Federal flood certifications	-	863	1,259	1,523	1,084	(100)%	(100)%
Other	4,707	24,289	11,142	6,369	364	(81)%	NM
Total	$24,439	$55,575	$50,173	$38,247	$37,791	(56)%	(35)%

Other Expense
Computer software (a)	7,151	7,162	8,120	7,956	26,185	*	(73)%
Advertising and public relations (a)	7,366	9,142	7,179	9,327	10,297	(19)%	(28)%
Travel and entertainment (a)	3,314	3,358	5,672	5,027	5,829	(1)%	(43)%
Low income housing expense	4,289	5,064	4,815	4,566	6,605	(15)%	(35)%
Contract employment (a)	11,569	9,033	7,359	5,584	5,202	NM	NM
Distributions on preferred stock
of subsidiary	4,209	2,875	2,844	4,061	4,679	46%	(10)%
Foreclosed real estate	10,941	4,979	10,720	6,362	8,871	120%	23%
Supplies (a)	2,053	2,725	2,942	3,020	3,496	(25)%	(41)%
Loan closing costs	3,129	10,314	11,718	13,060	1,279	(70)%	145%
Customer relations	1,897	2,727	2,544	1,707	2,834	(30)%	(33)%
Other insurance and taxes	2,305	749	2,036	1,758	2,684	208%	(14)%
Employee training and dues	1,771	1,485	1,632	1,398	1,183	19%	50%
Fed services fees	1,526	1,975	1,941	1,611	1,463	(23)%	4%
Complimentary check expense	1,065	1,259	1,154	1,298	1,206	(15)%	(12)%
Loan insurance expense	1,482	1,477	1,198	1,113	1,073	*	38%
Bank examination costs	514	1,523	1,054	1,053	1,142	(66)%	(55)%
Deposit insurance premium	4,288	4,146	3,403	2,827	1,223	3%	251%
Other (a) (b) (c)	22,700	28,811	17,335	(11,953)	76,563	(21)%	(70)%
Total	$91,569	$98,804	$93,666	$59,775	$161,814	(7)%	(43)%
NM - Not meaningful
* Amount is less than one percent.
Certain previously reported amounts have been reclassified to agree with current presentation.
4Q08 Key Impacts
(a) Includes a portion of net charges for $9.8 million, see Restructuring, Repositioning & Efficiency Initiatives page for further details.
(b) Includes increase in reinsurance reserves for PMI reinsurance contracts.
(c) Includes reversal of expense related to Visa litigation matters for which FHN is contingently liable.

CONSOLIDATED PERIOD-END BALANCE SHEET
Quarterly, Unaudited

						4Q08 Change vs.
(Thousands)	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07

Assets
Investment securities	$3,125,153	$2,840,739	$2,896,928	$3,034,798	$3,032,791	10%	3%
Loans held for sale	566,654	718,029	2,554,030	3,616,018	3,461,712	(21)%	(84)%
Loans held for sale-divestiture (a)	-	-	-	207,672	289,878	NM	NM
Loans, net of unearned income	21,278,190	21,601,898	22,225,232	21,932,020	22,103,516	(1)%	(4)%
Federal funds sold and securities
purchased under agreements to resell	772,357	921,295	1,166,982	898,615	1,089,495	(16)%	(29)%
Interest bearing cash	207,792	37,546	39,829	46,382	39,422	453%	427%
Trading securities	945,766	1,561,024	1,473,815	1,553,053	1,768,763	(39)%	(47)%
Trading securities-divestiture (a)	-	-	89,239	-	-	NM	NM
Total earning assets	26,895,912	27,680,531	30,446,055	31,288,558	31,785,577	(3)%	(15)%
Cash and due from banks	552,423	815,935	838,376	851,875	1,170,220	(32)%	(53)%
Capital markets receivables	1,178,932	1,651,547	994,571	1,680,057	524,419	(29)%	125%
Mortgage servicing rights, net	376,844	798,491	903,634	895,923	1,159,820	(53)%	(68)%
Mortgage servicing rights, net-divestiture (a)	-	-	235,761	-	-	NM	NM
Goodwill	192,408	192,408	192,408	192,408	192,408	NM	NM
Other intangible assets, net	45,081	46,887	48,615	52,017	56,907	(4)%	(21)%
Premises and equipment, net	333,931	336,078	344,410	382,488	399,305	*	(16)%
Real estate acquired by foreclosure (b)	125,538	151,461	141,857	106,018	103,982	(17)%	21%
Allowance for loan losses	(849,210)	(760,456)	(575,149)	(483,203)	(342,341)	12%	148%
Other assets	2,170,121	1,891,494	1,908,795	2,293,045	1,949,308	15%	11%
Other assets-divestiture (a)	-	-	70,628	8,759	15,856	NM	NM
Total assets	$31,021,980	$32,804,376	$35,549,961	$37,267,945	$37,015,461	(5)%	(16)%

Liabilities and Shareholders' Equity
Deposits
Savings	$4,824,939	$4,350,832	$4,041,352	$4,217,215	$3,872,684	11%	25%
Other interest-bearing deposits	1,783,362	1,638,731	1,880,678	1,986,556	1,946,933	9%	(8)%
Time deposits	2,294,644	2,510,344	2,468,521	2,648,339	2,826,301	(9)%	(19)%
Interest bearing deposits-divestiture (a)	-	-	-	99,370	189,051	NM	NM
Total interest-bearing core deposits	8,902,945	8,499,907	8,390,551	8,951,480	8,834,969	5%	*
Noninterest-bearing deposits	3,956,633	3,808,239	4,453,332	4,995,696	5,026,417	4%	(21)%
Noninterest-bearing deposits-divestiture (a)	-	-	296,632	18,197	28,750	NM	NM
Total core deposits	12,859,578	12,308,146	13,140,515	13,965,373	13,890,136	4%	(7)%
Certificates of deposit $100,000 and more	1,382,236	1,470,089	1,953,432	2,222,016	3,129,532	(6)%	(56)%
Certificates of deposit $100,000 and more-divestiture (a)	-	-	-	1,153	12,617	NM	NM
Total deposits	14,241,814	13,778,235	15,093,947	16,188,542	17,032,285	3%	(16)%
Federal funds purchased and securities
sold under agreements to repurchase	1,751,079	1,890,681	2,620,014	3,678,217	4,829,597	(7)%	(64)%
Federal funds purchased and securities
sold under agreements to repurchase-divestiture (a)	-	-	-	11,572	20,999	NM	NM
Trading liabilities	359,502	380,896	464,225	531,259	556,144	(6)%	(35)%
Other short term borrowings and commercial paper (c)	4,279,689	6,149,073	5,998,810	4,753,582	3,422,995	(30)%	25%
Term borrowings	4,022,297	4,545,791	5,783,407	6,060,795	6,027,967	(12)%	(33)%
Other collateralized borrowings	745,363	749,797	767,010	809,273	800,450	*	(7)%
Total long-term debt	4,767,660	5,295,588	6,550,417	6,870,068	6,828,417	(10)%	(30)%
Capital markets payables	1,115,428	1,645,118	868,883	1,688,870	586,358	(32)%	90%
Other liabilities	932,176	785,061	959,476	1,136,461	1,305,868	19%	(29)%
Other liabilities-divestiture (a)	-	-	1,466	1,870	1,925	NM	NM
Total liabilities	27,447,348	29,924,652	32,557,238	34,860,441	34,584,588	(8)%	(21)%
Preferred stock of subsidiary	295,165	295,277	295,277	295,277	295,277	*	*
Shareholders' Equity
Preferred stock capital surplus - (CPP)	782,680	-	-	-	-	NM	NM
Common stock	128,302	125,996	122,345	79,242	78,979	2%	62%
Capital surplus	1,048,602	1,016,498	980,428	362,823	361,826	3%	190%
Capital surplus common stock warrants - (CPP)	83,860	-	-	-	-	NM	NM
Undivided profits	1,387,854	1,489,990	1,646,272	1,704,559	1,742,892	(7)%	(20)%
Accumulated other comprehensive loss, net	(151,831)	(48,037)	(51,599)	(34,397)	(48,101)	(216)%	(216)%
Total shareholders' equity	3,279,467	2,584,447	2,697,446	2,112,227	2,135,596	27%	54%
Total liabilities and shareholders' equity	$31,021,980	$32,804,376	$35,549,961	$37,267,945	$37,015,461	(5)%	(16)%
NM - Not meaningful
* Amount is less than one percent.
Certain previously reported amounts have been reclassified to agree with current presentation.
(a)	Second quarter 2008 associated with the sale of certain mortgage operations, prior periods associated with the sale of First Horizon Bank branches.
(b)	Fourth quarter 2008 includes $21.2 million of foreclosed assets related to government insured mortgages.
(c)	Fourth quarter 2008 includes $4.0 billion of FRB Term Auction Facility borrowings.

CONSOLIDATED AVERAGE AND PERIOD-END LOANS
Quarterly, Unaudited

						4Q08 Change vs.
(Thousands)	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07

Average Loans (Net)
Commercial
Commercial, financial and industrial	$7,516,557	$7,530,724	$7,212,907	$7,121,890	$6,957,498	*	8%
Real estate commercial (a)	1,479,582	1,497,773	1,401,267	1,347,377	1,301,866	(1)%	14%
Real estate construction (b)	1,917,647	2,162,817	2,481,680	2,713,253	2,825,210	(11)%	(32)%
Total commercial loans	10,913,786	11,191,314	11,095,854	11,182,520	11,084,574	(2)%	(2)%
Retail
Real estate residential (c)	8,172,174	8,166,295	7,878,845	7,774,415	7,605,345	*	7%
Real estate construction (d)	1,087,752	1,350,092	1,666,007	1,909,061	2,096,561	(19)%	(48)%
Other retail	137,185	138,848	138,242	141,961	144,116	(1)%	(5)%
Credit card receivables	190,189	193,517	193,850	195,081	201,153	(2)%	(5)%
Real estate loans pledged against
other collateralized borrowings (e)	716,925	721,760	735,828	755,071	779,013	(1)%	(8)%
Total retail loans	10,304,225	10,570,512	10,612,772	10,775,589	10,826,188	(3)%	(5)%
Total loans, net of unearned income	$21,218,011	$21,761,826	$21,708,626	$21,958,109	$21,910,762	(2)%	(3)%

Period-End Loans (Net)
Commercial
Commercial, financial and industrial	$7,863,727	$7,642,684	$7,717,110	$7,238,630	$7,140,087	3%	10%
Real estate commercial (a)	1,454,040	1,492,323	1,463,726	1,345,526	1,294,922	(3)%	12%
Real estate construction (b)	1,778,140	2,020,455	2,271,533	2,602,968	2,753,475	(12)%	(35)%
Total commercial loans	11,095,907	11,155,462	11,452,369	11,187,124	11,188,484	(1)%	(1)%
Retail
Real estate residential (c)	8,161,435	8,192,926	8,196,622	7,858,109	7,791,885	*	5%
Real estate construction (d)	980,798	1,201,911	1,513,845	1,814,863	2,008,289	(18)%	(51)%
Other retail	135,779	139,441	138,970	138,253	144,019	(3)%	(6)%
Credit card receivables	189,554	194,966	195,703	191,119	204,812	(3)%	(7)%
Real estate loans pledged against
other collateralized borrowings (e)	714,717	717,192	727,723	742,552	766,027	*	(7)%
Total retail loans	10,182,283	10,446,436	10,772,863	10,744,896	10,915,032	(3)%	(7)%
Total loans, net of unearned income	$21,278,190	$21,601,898	$22,225,232	$21,932,020	$22,103,516	(1)%	(4)%
* Amount is less than one percent.
Certain previously reported amounts have been reclassified to agree with current presentation.
(a)	Includes nonconstruction income property loans.
(b)	Includes home builder, condominium, and income property construction loans.
(c)	Includes home equity loans, home equity lines of credit and permanent mortgages.
(d)	Includes one-time close product.
(e)	Includes on balance sheet securitizations of home equity loans.

CONSOLIDATED AVERAGE BALANCE SHEET
Quarterly, Unaudited

						4Q08 Change vs.
(Thousands)	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07

Assets:
Earning assets:
Loans, net of unearned income (a)	$21,218,011	$21,761,826	$21,708,626	$21,958,109	$21,910,762	(2)%	(3)%
Loans held for sale	650,844	1,950,831	3,606,621	3,728,008	3,337,237	(67)%	(80)%
Loans held for sale-divestiture (b)	-	-	195,175	248,751	467,424	NM	NM
Investment securities:
U.S. Treasuries	48,415	47,843	47,123	43,305	36,062	1%	34%
U.S. government agencies	2,576,587	2,524,895	2,649,651	2,725,948	2,787,078	2%	(8)%
States and municipalities	75,084	31,682	31,347	12,847	1,740	137%	NM
Other	282,639	268,939	257,907	232,472	230,808	5%	22%
Total investment securities	2,982,725	2,873,359	2,986,028	3,014,572	3,055,688	4%	(2)%
Capital markets securities inventory	1,135,270	1,355,501	1,630,501	1,961,964	1,934,055	(16)%	(41)%
Mortgage banking trading securities	242,930	304,278	387,469	405,579	527,453	(20)%	(54)%
Mortgage banking trading securities-divestiture (b)	-	62,131	981	-	-	NM	NM
Other earning assets:
Federal funds sold and securities
purchased under agreements to resell	911,387	1,213,510	1,275,548	1,304,707	1,237,957	(25)%	(26)%
Interest bearing cash	546,732	39,666	36,573	46,093	28,968	NM	NM
Total other earning assets	1,458,119	1,253,176	1,312,121	1,350,800	1,266,925	16%	15%
Total earning assets	27,687,899	29,561,102	31,827,522	32,667,783	32,499,544	(6)%	(15)%
Allowance for loan losses	(741,076)	(619,977)	(529,124)	(359,600)	(246,916)	20%	200%
Cash and due from banks	495,500	638,467	697,013	786,693	846,793	(22)%	(41)%
Capital markets receivables	432,614	196,285	251,667	297,908	182,358	120%	137%
Premises and equipment, net	334,642	339,575	373,403	390,291	407,212	(1)%	(18)%
Other assets	2,839,665	3,219,952	3,517,017	3,367,729	3,540,575	(12)%	(20)%
Other assets-divestiture (b)	-	46,091	8,603	11,581	20,868	NM	NM
Total assets	$31,049,244	$33,381,495	$36,146,101	$37,162,385	$37,250,434	(7)%	(17)%

Liabilities and shareholders' equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Interest bearing deposits-divestiture (b)	$-	$-	$30,695	$127,352	$292,615	NM	NM
Other interest-bearing deposits	1,615,764	1,724,504	1,911,341	1,922,506	1,685,749	(6)%	(4)%
Savings	4,741,073	4,002,907	4,180,739	4,134,308	3,749,222	18%	26%
Time deposits	2,461,921	2,422,189	2,530,300	2,763,335	2,850,719	2%	(14)%
Total interest-bearing core deposits	8,818,758	8,149,600	8,653,075	8,947,501	8,578,305	8%	3%
Certificates of deposit $100,000 and more	1,491,297	1,839,651	2,022,972	2,696,781	4,464,070	(19)%	(67)%
Certificates of deposit $100,000 and more-divestiture (b)	-	-	279	4,770	30,499	NM	NM
Federal funds purchased and securities
sold under agreements to repurchase	2,021,033	2,593,485	3,810,955	5,236,736	4,936,968	(22)%	(59)%
Federal funds purchased and securities
sold under agreements to repurchase-divestiture (b)	-	-	3,102	16,171	33,370	NM	NM
Capital markets trading liabilities	488,102	708,875	768,565	846,369	812,969	(31)%	(40)%
Other short-term borrowings and commercial paper (c)	5,096,108	6,083,691	5,513,454	3,850,704	2,651,882	(16)%	92%
Long term debt:
Term borrowings	4,266,510	5,193,319	5,886,694	6,013,433	5,981,215	(18)%	(29)%
Other collateralized borrowings	747,824	756,999	792,388	790,811	813,075	(1)%	(8)%
Total long-term debt	5,014,334	5,950,318	6,679,082	6,804,244	6,794,290	(16)%	(26)%
Total interest-bearing liabilities	22,929,632	25,325,620	27,451,484	28,403,276	28,302,353	(9)%	(19)%
Noninterest-bearing deposits	3,652,161	4,031,157	4,619,333	4,743,479	4,838,363	(9)%	(25)%
Other noninterest-bearing deposits-divestiture (b)	-	3,038	8,902	21,327	54,928	NM	NM
Capital markets payables	374,368	178,289	232,282	292,846	173,351	110%	116%
Other liabilities	692,759	827,244	995,931	1,234,695	1,262,345	(16)%	(45)%
Other liabilities-divestiture (b)	-	1,397	1,022	2,335	3,885	NM	NM
Preferred stock of subsidiary	295,165	295,277	295,277	295,277	295,277	*	*
Shareholders' equity	3,105,159	2,719,473	2,541,870	2,169,150	2,319,932	14%	34%
Total liabilities and shareholders' equity	$31,049,244	$33,381,495	$36,146,101	$37,162,385	$37,250,434	(7)%	(17)%
NM - Not meaningful
* Amount is less than one percent.
Certain previously reported amounts have been reclassified to agree with current presentation.
(a)	Includes loans on nonaccrual status.
(b)	Third and second quarters 2008 associated with the sale of certain mortgage operations, prior periods associated with the sale of First Horizon Bank branches.
(c)	In fourth quarter 2008, FRB Term Auction Facility borrowings averaged $3.1 billion and FHLB borrowings averaged $1.7 billion.

CONSOLIDATED AVERAGE BALANCE SHEET: INCOME & EXPENSE
Quarterly, Unaudited

						4Q08 Change vs.
(Thousands)	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07

Assets:
Earning assets:
Loans, net of unearned income (a)	$254,946	$281,777	$285,539	$331,803	$385,027	(10)%	(34)%
Loans held for sale	9,821	29,078	54,217	58,438	62,249	(66)%	(84)%
Investment securities:
U.S. Treasuries	233	250	249	340	434	(7)%	(46)%
U.S. government agencies	36,565	34,886	36,573	37,954	39,027	5%	(6)%
States and municipalities	944	372	324	220	4	154%	NM
Other	6,080	3,336	2,159	2,290	2,904	82%	109%
Total investment securities	43,822	38,844	39,305	40,804	42,369	13%	3%
Capital markets securities inventory	12,790	15,898	18,131	22,652	25,261	(20)%	(49)%
Mortgage banking trading securities	8,253	11,781	12,120	13,363	16,436	(30)%	(50)%
Other earning assets:
Federal funds sold and securities
purchased under agreements to resell	1,493	5,944	6,266	9,341	13,485	(75)%	(89)%
Interest bearing cash	850	253	189	357	450	236%	89%
Total other earning assets	2,343	6,197	6,455	9,698	13,935	(62)%	(83)%
Total earning assets/interest income	$331,975	$383,575	$415,767	$476,758	$545,277	(13)%	(39)%

Liabilities and shareholders' equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Other interest-bearing deposits	$1,552	$2,849	$3,556	$5,906	$5,976	(46)%	(74)%
Savings	18,666	17,005	18,362	25,888	30,864	10%	(40)%
Time deposits	21,739	22,443	25,540	31,502	35,234	(3)%	(38)%
Total interest-bearing core deposits	41,957	42,297	47,458	63,296	72,074	(1)%	(42)%
Certificates of deposit $100,000 and more	12,680	15,184	17,361	31,069	59,851	(16)%	(79)%
Federal funds purchased and securities
sold under agreements to repurchase	2,738	10,696	17,834	38,521	52,635	(74)%	(95)%
Capital markets trading liabilities	5,876	8,304	9,400	9,615	10,588	(29)%	(45)%
Other short-term borrowings and commercial paper	20,164	36,496	31,591	31,527	30,229	(45)%	(33)%
Long term debt:
Term borrowings	38,062	41,598	47,129	66,303	82,870	(9)%	(54)%
Other collateralized borrowings	5,129	5,521	5,817	8,020	10,902	(7)%	(53)%
Total long-term debt	43,191	47,119	52,946	74,323	93,772	(8)%	(54)%
Total interest-bearing liabilities/interest expense	$126,606	$160,096	$176,590	$248,351	$319,149	(21)%	(60)%
Net interest income-tax equivalent basis	$205,369	$223,479	$239,177	$228,407	$226,128	(8)%	(9)%
Fully taxable equivalent adjustment	(421)	(332)	(282)	(315)	(141)	(27)%	(199)%
Net interest income	$204,948	$223,147	$238,895	$228,092	$225,987	(8)%	(9)%
NM - Not meaningful
Certain previously reported amounts have been reclassified to agree with current presentation.
Income amounts are adjusted to a fully taxable equivalent. Earning assets income is expressed net of unearned income.
(a) Includes loans on nonaccrual status.

CONSOLIDATED AVERAGE BALANCE SHEET: YIELDS & RATES
Quarterly, Unaudited

(Thousands)	4Q08	3Q08	2Q08	1Q08	4Q07

Assets:
Earning assets:
Loans, net of unearned income (a)	4.78%	5.16%	5.29%	6.07%	6.98%
Loans held for sale	6.04	5.96	5.70	5.88	6.54
Investment securities:
U.S. Treasuries	1.92	2.08	2.13	3.15	4.77
U.S. government agencies	5.68	5.53	5.52	5.57	5.60
States and municipalities	5.03	4.70	4.14	6.87	.82
Other	8.60	4.96	3.35	3.94	5.03
Total investment securities	5.88	5.41	5.27	5.41	5.55
Capital markets securities inventory	4.51	4.69	4.45	4.62	5.22
Mortgage banking trading securities	13.59	12.86	12.48	13.18	12.46
Other earning assets:
Federal funds sold and securities
purchased under agreements to resell	.65	1.95	1.98	2.88	4.32
Interest bearing cash	.62	2.54	2.08	3.11	6.17
Total other earning assets	.64	1.97	1.98	2.89	4.36
Total earning assets/interest income	4.78%	5.17%	5.24%	5.86%	6.67%

Liabilities and shareholders' equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Other interest-bearing deposits	.38%	.66%	.74%	1.19%	1.33%
Savings	1.57	1.69	1.76	2.50	3.19
Time deposits	3.51	3.69	4.06	4.55	4.73
Total interest-bearing core deposits	1.89	2.06	2.21	2.85	3.33
Certificates of deposit $100,000 and more	3.38	3.28	3.45	4.63	5.28
Federal funds purchased and securities
sold under agreements to repurchase	.54	1.64	1.88	2.95	4.20
Capital markets trading liabilities	4.79	4.66	4.92	4.57	5.17
Other short-term borrowings and commercial paper	1.57	2.39	2.30	3.29	4.52
Long term debt:
Term borrowings	3.57	3.21	3.20	4.41	5.55
Other collateralized borrowings	2.74	2.92	2.94	4.06	5.36
Total long-term debt	3.45	3.17	3.17	4.37	5.52
Total interest-bearing liabilities/interest expense	2.20%	2.52%	2.58%	3.51%	4.49%
Net interest spread	2.58%	2.65%	2.66%	2.35%	2.18%
Effect of interest-free sources used to fund
earning assets	.38	.36	.35	.46	.59
Net interest margin	2.96%	3.01%	3.01%	2.81%	2.77%
Certain previously reported amounts have been reclassified to agree with current presentation.
Yields are adjusted to a fully taxable equivalent.
Earning assets yields are expressed net of unearned income.
Rates are expressed net of unamortized debenture cost for long-term debt.
Net interest margin is computed using total net interest income.
(a) Includes loans on nonaccrual status.

MORTGAGE SERVICING RIGHTS
Quarterly, Unaudited

						4Q08 Change vs.
(Thousands)	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07

First Liens
Fair value beginning balance	$770,635	$1,111,204	$865,855	$1,122,415	$1,429,245	(31)%	(46)%
Addition of mortgage servicing rights	1,073	61,501	100,305	78,871	67,300
Reductions due to loan payments	(10,771)	(22,179)	(38,598)	(37,448)	(40,930)
Reductions due to sale	(52,006)	(317,640)	(72,271)	(43,842)	(96,502)
Changes in fair value due to:
Changes in valuation model inputs
or assumptions (a)	(354,558)	(63,061)	255,890	(254,076)	(236,695)
Other changes in fair value	21	810	23	(65)	(3)
Fair value ending balance	$354,394	$770,635	$1,111,204	$865,855	$1,122,415	(54)%	(68)%

Second Liens
Fair value beginning balance	$17,513	$18,138	$20,126	$25,832	$28,747	(3)%	(39)%
Addition of mortgage servicing rights	-	-	-	-	-
Reductions due to loan payments	(1,517)	(614)	(1,737)	(2,617)	(2,097)
Changes in fair value due to:
Changes in valuation model inputs
or assumptions (a)	(2,438)	(14)	(254)	(3,089)	(834)
Other changes in fair value	-	3	3	-	16
Fair value ending balance	$13,558	$17,513	$18,138	$20,126	$25,832	(23)%	(48)%

HELOC
Fair value beginning balance	$10,343	$10,053	$9,942	$11,573	$12,597	3%	(18)%
Addition of mortgage servicing rights	43	43	215	887	174
Reductions due to loan payments	(432)	(483)	(491)	(707)	(736)
Changes in fair value due to:
Changes in valuation model inputs
or assumptions (a)	(1,401)	-	(230)	(1,935)	(462)
Other changes in fair value	339	730	617	124	-
Fair value ending balance	$8,892	$10,343	$10,053	$9,942	$11,573	(14)%	(23)%

Total Consolidated
Fair value beginning balance	$798,491	$1,139,395	$895,923	$1,159,820	$1,470,589	(30)%	(46)%
Addition of mortgage servicing rights	1,116	61,544	100,520	79,758	67,474
Reductions due to loan payments	(12,720)	(23,276)	(40,826)	(40,772)	(43,763)
Reductions due to sale	(52,006)	(317,640)	(72,271)	(43,842)	(96,502)
Changes in fair value due to:
Changes in valuation model inputs
or assumptions (a)	(358,397)	(63,075)	255,406	(259,100)	(237,991)
Other changes in fair value	360	1,543	643	59	13
Fair value ending balance	$376,844	$798,491	$1,139,395	$895,923	$1,159,820	(53)%	(68)%
Certain previously reported amounts have been reclassified to agree with current presentation.
(a)	Principally reflects changes in discount rates and prepayment speed assumptions, mostly due to changes in interest rates.

BUSINESS SEGMENT HIGHLIGHTS
Quarterly, Unaudited

						4Q08 Change vs.
(Thousands)	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07

Regional Banking
Total revenues (a)	$199,974	$210,298	$212,920	$207,636	$229,125	(5)%	(13)%
Provision for loan losses	105,825	58,201	89,477	75,264	15,831	82%	568%
Noninterest expenses	167,828	158,628	150,294	150,523	159,882	6%	5%
Pre-tax income/(loss)	(73,679)	(6,531)	(26,851)	(18,151)	53,412	NM	(238)%
Provision/(benefit) for income taxes	(27,511)	(11,670)	(19,838)	(13,541)	27,026	(136)%	(202)%
Net income/(loss) from continuing operations	(46,168)	5,139	(7,013)	(4,610)	26,386	NM	(275)%
Income from discontinued operations, net of tax	-	-	-	883	4,137	NM	NM
Net income/(loss)	$(46,168)	$5,139	$(7,013)	$(3,727)	$30,523	NM	(251)%

National Specialty Lending
Total revenues (a)	$36,332	$49,424	$39,052	$55,040	$54,321	(26)%	(33)%
Provision for loan losses	144,049	240,470	108,000	149,483	139,398	(40)%	3%
Noninterest expenses	21,873	23,487	26,675	25,146	31,067	(7)%	(30)%
Pre-tax (loss)	(129,590)	(214,533)	(95,623)	(119,589)	(116,144)	40%	(12)%
Benefit for income taxes	(48,830)	(79,488)	(33,528)	(46,359)	(43,859)	39%	(11)%
Net (loss)	$(80,760)	$(135,045)	$(62,095)	$(73,230)	$(72,285)	40%	(12)%

Mortgage Banking
Total revenues (a)	$96,967	$138,337	$222,297	$198,066	$(79,826)	(30)%	221%
Provision for loan losses	22,018	2,878	4,001	222	46	NM	NM
Noninterest expenses	39,503	89,040	149,062	147,543	174,203	(56)%	(77)%
Pre-tax income/(loss)	35,446	46,419	69,234	50,301	(254,075)	(24)%	114%
Provision/(benefit) for income taxes	12,941	16,645	22,960	18,129	(99,185)	(22)%	113%
Net income/(loss)	$22,505	$29,774	$46,274	$32,172	$(154,890)	(24)%	115%

Capital Markets
Total revenues (a)	$197,471	$117,527	$143,150	$153,579	$119,191	68%	66%
Provision for loan losses	8,108	38,451	18,522	15,031	1,244	(79)%	552%
Noninterest expenses	114,955	87,674	100,559	115,728	87,042	31%	32%
Pre-tax income/(loss)	74,408	(8,598)	24,069	22,820	30,905	NM	141%
Provision/(benefit) for income taxes	27,910	(3,375)	8,960	8,437	11,572	NM	141%
Net income/(loss)	$46,498	$(5,223)	$15,109	$14,383	$19,333	NM	141%

Corporate
Total revenues (a)	$12,222	$12,734	$20,522	$62,847	$(3,837)	(4)%	419%
Provision for loan losses	-	-	-	-	-	NM	NM
Noninterest expenses	5,499	43,445	39,253	(663)	109,365	(87)%	(95)%
Pre-tax income/(loss)	6,723	(30,711)	(18,731)	63,510	(113,202)	122%	106%
Provision/(benefit) for income taxes	4,502	(10,970)	(7,375)	25,188	(41,896)	141%	111%
Net income/(loss)	$2,221	$(19,741)	$(11,356)	$38,322	$(71,306)	111%	103%

Total Consolidated
Total revenues (a)	$542,966	$528,320	$637,941	$677,168	$318,974	3%	70%
Provision for loan losses	280,000	340,000	220,000	240,000	156,519	(18)%	79%
Noninterest expenses	349,658	402,274	465,843	438,277	561,559	(13)%	(38)%
Pre-tax income/(loss)	(86,692)	(213,954)	(47,902)	(1,109)	(399,104)	59%	78%
Benefit for income taxes	(30,988)	(88,859)	(28,821)	(8,146)	(146,342)	65%	79%
Net income/(loss) from continuing operations	(55,704)	(125,095)	(19,081)	7,037	(252,762)	55%	78%
Income from discontinued operations, net of tax	-	-	-	883	4,137	NM	NM
Net income/(loss)	$(55,704)	$(125,095)	$(19,081)	$7,920	$(248,625)	55%	78%
NM - Not meaningful
Certain previously reported amounts have been reclassified to agree with current presentation.
(a) Includes noninterest income and net interest income/(expense).

REGIONAL BANKING
Quarterly, Unaudited

						4Q08 Change vs.
(Thousands)	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07

Income Statement
Net interest income	$117,356	$122,379	$120,384	$120,565	$133,613	(4)%	(12)%
Noninterest income	82,618	87,919	92,536	87,071	95,511	(6)%	(13)%
Securities gains/(losses), net	-	-	-	-	1	NM	NM
Total revenue	199,974	210,298	212,920	207,636	229,125	(5)%	(13)%
Total noninterest expense	167,828	158,628	150,294	150,523	159,882	6%	5%
Provision	105,825	58,201	89,477	75,264	15,831	82%	568%
Pretax income/(loss)	$(73,679)	$(6,531)	$(26,851)	$(18,151)	$53,412	NM	NM

Efficiency ratio	83.92%	75.43%	70.59%	72.49%	69.78%

Balance Sheet (millions)
Average loans	$10,898	$10,915	$10,801	$10,705	$10,667	*	2%
Other earning assets	163	65	242	339	525	151%	(69)%
Total earning assets	11,061	10,980	11,043	11,044	11,192	1%	(1)%
Core deposits	9,753	9,564	9,970	10,059	9,854	2%	(1)%
Other deposits	978	976	1,053	1,160	1,369	*	(29)%
Deposits - divestiture	-	-	37	153	378	NM	(100)%
Total deposits	10,731	10,540	11,060	11,372	11,601	2%	(7)%
Total period end deposits	10,993	10,621	11,035	11,370	11,679	4%	(6)%
Total period end assets	$11,999	$12,301	$12,234	$12,172	$12,674	(2)%	(5)%
Net interest margin	4.22%	4.43%	4.38%	4.39%	4.74%

Noninterest Income Detail
Deposit transactions & cash mgmt	$42,388	$44,470	$45,404	$41,230	$46,648	(5)%	(9)%
Insurance commissions	7,027	7,160	7,033	7,854	7,485	(2)%	(6)%
Trust services & investment mgmt	7,697	8,192	8,915	9,147	10,137	(6)%	(24)%
Bankcard Income	4,416	4,706	4,752	4,491	5,035	(6)%	(12)%
Other service charges	3,500	3,556	3,780	4,037	4,152	(2)%	(16)%
Miscellaneous revenue	17,590	19,835	22,652	20,312	22,054	(11)%	(20)%
Total noninterest income	$82,618	$87,919	$92,536	$87,071	$95,511	(6)%	(13)%

Key Statistics
Locations
Financial Centers	202	200	198	206	216	1%	(6)%
First Tennessee	202	200	198	197	197	1%	3%
First Horizon Bank	-	-	-	9	19	NM	(100)%

Trust Assets
Total assets (millions)	$9,606	$11,015	$11,291	$11,681	$12,300	(13)%	(22)%
Total managed assets (millions)	4,664	5,089	5,373	5,641	5,880	(8)%	(21)%
NM - Not meaningful
* Amount is less than one percent.
Certain previously reported amounts have been reclassified to agree with current presentation.

CAPITAL MARKETS
Quarterly, Unaudited

						4Q08 Change vs.
(Thousands)	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07

Income Statement
Net interest income
Correspondent Banking	$12,337	$11,841	$12,399	$12,808	$11,437	4%	8%
Capital Markets	7,829	7,151	6,094	6,841	4,389	9%	78%
Total net interest income	20,166	18,992	18,493	19,649	15,826	6%	27%
Noninterest income:
Fixed income	156,522	80,104	105,002	152,208	77,126	95%	103%
Other	20,783	18,431	19,655	(18,278)	26,239	13%	(21)%
Total noninterest income	177,305	98,535	124,657	133,930	103,365	80%	72%
Total revenue	197,471	117,527	143,150	153,579	119,191	68%	66%
Noninterest expense	114,955	87,674	100,559	115,728	87,042	31%	32%
Provision	8,108	38,451	18,522	15,031	1,244	(79)%	552%
Pretax income/(loss)	$74,408	$(8,598)	$24,069	$22,820	$30,905	NM	141%

Efficiency ratio	58.21%	74.60%	70.25%	75.35%	73.03%

Balance Sheet (millions)
Trading inventory	$1,135	$1,356	$1,631	$1,962	$1,934	(16)%	(41)%
Average Loans (a)	1,719	1,759	1,491	1,465	1,402	(2)%	23%
Other earning assets	981	1,275	1,656	1,728	1,708	(23)%	(43)%
Total earning assets	3,835	4,390	4,778	5,155	5,044	(13)%	(24)%
Total period end assets	$5,055	$5,968	$5,602	$6,154	$5,265	(15)%	(4)%
Net interest margin:
Correspondent Banking	3.46%	2.97%	3.06%	3.28%	3.01%
Capital Markets	1.29%	1.01%	.78%	.77%	.49%
Total Capital Markets	2.09%	1.72%	1.56%	1.53%	1.24%
NM - Not meaningful
* Amount is less than one percent.
Certain previously reported amounts have been reclassified to agree with current presentation.
(a) Includes trust preferred warehouse loans moved from loans held for sale to loans held to maturity in 2Q08.

NATIONAL SPECIALTY LENDING
Quarterly, Unaudited

						4Q08 Change vs.
(Thousands)	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07

Income Statement
Net interest income	$36,841	$45,243	$53,555	$54,389	$58,698	(19)%	(37)%
Noninterest income	(509)	4,181	(14,503)	651	(4,377)	(112)%	88%
Total revenue	36,332	49,424	39,052	55,040	54,321	(26)%	(33)%
Total noninterest expense	21,873	23,487	26,675	25,146	31,067	(7)%	(30)%
Provision	144,049	240,470	108,000	149,483	139,398	(40)%	3%
Pretax (loss)	$(129,590)	$(214,533)	$(95,623)	$(119,589)	$(116,144)	40%	(12)%

Efficiency ratio	60.20%	47.52%	68.31%	45.69%	57.19%

Balance Sheet (millions)
Average loans	$7,922	$8,415	$8,966	$9,393	$9,450	(6)%	(16)%
Other earning assets	9	8	17	21	175	13%	(95)%
Total earning assets	7,931	8,423	8,983	9,414	9,625	(6)%	(18)%
Total deposits	140	181	240	291	353	(23)%	(60)%
Total period end deposits	126	156	208	260	317	(19)%	(60)%
Net interest margin	1.85%	2.14%	2.40%	2.32%	2.42%
NM - Not meaningful
* Amount is less than one percent.
Certain previously reported amounts have been reclassified to agree with current presentation.

MORTGAGE BANKING
Quarterly, Unaudited

						4Q08 Change vs.
(Thousands)	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07

Income Statement
Net interest income	$10,937	$22,517	$31,835	$30,052	$22,852	NM	NM
Noninterest income
Net origination fees (a)	(14,383)	19,828	134,095	84,056	5,008	NM	NM
Net servicing fees	99,402	80,603	42,614	69,344	(118,107)	NM	NM
Other fees	1,011	15,389	13,753	14,614	10,421	NM	NM
Total noninterest income	86,030	115,820	190,462	168,014	(102,678)	NM	NM
Total revenue	96,967	138,337	222,297	198,066	(79,826)	NM	NM
Noninterest expense (b)	39,503	89,040	149,062	147,543	174,203	NM	NM
Provision	22,018	2,878	4,001	222	46	NM	NM
Pretax income/(loss)	$35,446	$46,419	$69,234	$50,301	$(254,075)	NM	NM

Efficiency ratio	40.74%	64.36%	67.06%	74.49%	(218.23)%

Average Balance Sheet (millions)
Warehouse	$489	$1,810	$3,182	$3,230	$2,672	NM	NM
Trading securities	235	359	372	387	511	NM	NM
Mortgage servicing rights	633	1,003	974	1,020	1,354	NM	NM
Permanent Mortgages & other assets	1,424	1,711	1,692	1,473	1,348	NM	NM
Total assets	2,781	4,883	6,220	6,110	5,885	NM	NM
Escrow balances	725	989	1,516	1,691	1,709	NM	NM
Net interest margin	2.84%	3.05%	3.16%	2.98%	2.48%
Warehouse Spread	NM	3.83%	3.14%	2.63%	1.54%

Noninterest Expense Detail
Commissions & incentives (a)	$130	$18,415	$41,369	$45,956	$39,359
FAS 91 cost deferral (a)	492	1,097	1,789	764	(3,878)
Other salaries & benefits	(2,090)	22,011	39,228	35,700	38,727
Total salaries & benefits	(1,468)	41,523	82,386	82,420	74,208	NM	NM
Contract labor & outsourcing	7,381	5,207	3,654	2,781	1,968
Equipment & occupancy	3,448	8,882	13,513	14,895	14,814
Foreclosure provision	2,752	849	5,535	2,395	4,872
Other expenses (a)	25,674	32,636	43,536	45,115	120,155
Total expenses before FAS 91 reclass	37,787	89,097	148,624	147,606	216,017	NM	NM
FAS 91 reclassification (a)(c)	(517)	(3,064)	(4,520)	(3,962)	(46,133)
Total noninterest expense before
segment allocations	37,270	86,033	144,104	143,644	169,884
Segment allocations	2,233	3,007	4,958	3,899	4,319
Total noninterest expense	$39,503	$89,040	$149,062	$147,543	$174,203	NM	NM

Origination Income
Origination fees	$(55)	$22,995	$48,555	$54,636	$47,789
FAS 91 fee deferral (a)	496	937	1,381	-	(4,818)
Appraisal, final inspection,
credit report fees	45	2,824	5,537	5,953	5,387
Total origination fees	$486	$26,756	$55,473	$60,589	$48,358	NM	NM
Total Origination Income	$(14,383)	$19,828	$134,095	$84,056	$5,008	NM	NM

Warehouse/Pipeline (millions)
Ending Warehouse Balance	$408	$541	$2,433	$3,130	$2,971	NM	NM

Production (millions)
First lien production	$88	$3,107	$6,826	$7,510	$6,308	NM	NM
NM - Not meaningful due to Mortgage sale in 3Q08
* Amount is less than one percent.
Certain previously reported amounts have been reclassified to agree with current presentation.
(a)	3Q08, 2Q08, and 1Q08 include effect of adopting accounting standards, including fair value election for warehouse loans.
(b)	4Q07 includes $71.1 million of goodwill impairment.
(c)	See Glossary of Terms.

MORTGAGE BANKING: SERVICING
Quarterly, Unaudited

						4Q08 Change vs.
(Thousands)	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07

Servicing Income
Gross Service Fees	$47,810	$57,326	$74,941	$88,891	$90,153
Guarantee Fees	(7,626)	(11,073)	(16,762)	(18,791)	(19,775)
Sub-Service Fee Income	103	394	504	243	244
Lender Paid MI	5	(1,029)	(3)	(4)	(21)
Net Service Fees	40,292	45,618	58,680	70,339	70,601	(12)%	(43)%
Early Payoff Interest Expense	(1,562)	(1,733)	(4,477)	(5,446)	(3,626)
Ancillary Fees	5,949	5,994	8,991	9,214	9,192
Total Service Fees	44,679	49,879	63,194	74,107	76,167	(10)%	(41)%
Change in MSR Value - Runoff	(9,899)	(20,091)	(37,079)	(37,449)	(40,930)	51%	76%
Net hedging results:
Change in MSR Value - Other than Runoff (a)	(327,310)	(39,180)	237,816	(255,485)	(234,998)
MSR Hedge Gains/(Losses)	502,268	91,804	(219,454)	280,935	119,651
Change in Trading Asset Value (a)	(99,354)	(11,198)	83,543	(74,136)	(73,496)
Trading Asset Hedge Gains/(Losses)	(8,172)	21,505	(78,832)	86,322	59,022
Option Expense on Servicing Hedges	(2,811)	(12,116)	(6,574)	(4,950)	(23,523)
Total net hedging results	64,621	50,815	16,499	32,686	(153,344)	27%	142%
Total Servicing Income	$99,401	$80,603	$42,614	$69,344	$(118,107)	23%	184%

Key Servicing Metrics (millions)
Beginning Servicing Portfolio	$65,346	$98,385	$99,022	$103,709	$108,401
Additions to portfolio	(83)	3,107	6,991	7,650	6,399
Prepayments	(1,146)	(1,350)	(2,811)	(4,144)	(2,931)
Amortization	(420)	(550)	(672)	(675)	(725)
Service Release Sales	(31)	(117)	(76)	(69)	(166)
Bulk Sale	(5)	(34,129)	(4,069)	(7,449)	(7,269)
Ending Servicing Portfolio (Owned)	$63,661	$65,346	$98,385	$99,022	$103,709	(3)%	(39)%
Avg. Servicing Portfolio (Owned)	$64,550	$81,130	$95,124	$103,794	$107,259	(20)%	(40)%
Average Loans Serviced (#)	351,157	450,651	547,828	618,505	632,482	(22)%	(44)%

Portfolio Product Mix (Average)
GNMA	4%	5%	10%	8%	8%
FNMA/FHLMC	58%	64%	63%	64%	65%
Private	37%	30%	24%	25%	24%
Sub-Total	99%	99%	97%	97%	97%
Warehouse	1%	1%	3%	3%	3%
Total	100%	100%	100%	100%	100%

Other Portfolio Statistics
Net Service Fees - Annualized (bps)	25	22	25	27	26
Total Service Fees - Annualized (bps)	28	25	27	29	28

Ancillary Income per Loan (Annualized)	$67.77	$53.20	$65.65	$59.59	$58.13	27%	17%
Servicing Cost per Loan (Annualized)	$79.80	$62.45	$61.22	$56.39	$50.56	28%	58%

Average Servicing Asset (millions) (b)	632	1,002	973	1,019	1,353
Servicing Book Value (bps)	98	124	102	98	126

90+ Delinquency Rate, excluding foreclosures	3.47%	2.58%	2.08%	1.73%	1.48%

Change in MSR Asset /
Average Servicing Asset	(105)%	(13)%	8%	5%	46%
Run-Off Rate - Annualized	10%	10%	14%	18%	14%
NM - Not meaningful
* Amount is less than one percent.
Certain previously reported amounts have been reclassified to agree with current presentation.
(a) 4Q07 includes a portion of the $135 million valuation adjustment.
(b) Includes valuation reserve/MSRs only.

CORPORATE
Quarterly, Unaudited

						4Q08 Change vs.
(Thousands)	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07

Income Statement
Net interest income/(expense)	$20,202	$14,382	$14,771	$3,558	$(4,795)	40%	521%
Net interest expense from
deferred compensation	(554)	(366)	(143)	(121)	(207)	(51)%	(168)%
Total net interest income/(expense)	19,648	14,016	14,628	3,437	(5,002)	40%	493%
Noninterest income	3,759	4,073	5,541	14	13,275	(8)%	(72)%
Noninterest income from
deferred compensation	(12,531)	(5,145)	1,325	(6,550)	(1,667)	(144)%	(652)%
Total noninterest income	(8,772)	(1,072)	6,866	(6,536)	11,608	(718)%	(176)%
Securities gains/(losses), net	1,346	(210)	(972)	65,946	(10,443)	NM	NM
Total revenue	12,222	12,734	20,522	62,847	(3,837)	(4)%	419%
Noninterest expense	20,102	50,900	37,433	7,414	110,753	(61)%	(82)%
Deferred compensation expense	(14,603)	(7,455)	1,820	(8,077)	(1,388)	(96)%	(952)%
Total noninterest expense	5,499	43,445	39,253	(663)	109,365	(87)%	(95)%
Pretax income/(loss)	$6,723	$(30,711)	$(18,731)	$63,510	$(113,202)	122%	106%

Average Balance Sheet (millions)
Total earning assets	3,329	2,835	2,974	3,001	2,986	17%	11%
Net interest margin	2.35%	1.97%	1.98%	.46%	(.66)%
NM - Not meaningful
* Amount is less than one percent.
Certain previously reported amounts have been reclassified to agree with current presentation.

CAPITAL HIGHLIGHTS
Quarterly, Unaudited

						4Q08 Change vs.
(Dollars in millions, except per share amounts)	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07

Tier 1 Capital (a)	$3,767.4	$2,934.0	$3,034.7	$2,443.9	$2,459.5	28%	53%
Tier 2 Capital (a)	1,300.2	1,313.7	1,341.7	1,421.0	1,400.5	(1)%	(7)%
Total Capital (a)	$5,067.6	$4,247.7	$4,376.4	$3,864.9	$3,860.0	19%	31%

Risk-Adjusted Assets (a)	$25,247.8	$26,427.2	$28,884.7	$29,709.3	$30,271.9	(4)%	(17)%

Tier 1 Ratio (a)	14.92%	11.10%	10.51%	8.23%	8.12%
Tier 2 Ratio (a)	5.15	4.97	4.64	4.78	4.63
Total Capital Ratio (a)	20.07%	16.07%	15.15%	13.01%	12.75%

Leverage Ratio (a)	12.12%	8.84%	8.45%	6.62%	6.64%
Shareholders' Equity/Assets Ratio (b)	10.57	7.86	7.59	5.67	5.77
Tangible Common Equity/RWA (a)	8.78	8.78	8.45	6.17	6.16
Tangible Common Equity/Tangible Assets	7.34	7.18	6.96	5.04	5.13

Tangible Book Value (c)	$10.98	$11.36	$11.92	$13.98	$14.16
Book Value (c)	12.13	12.52	13.09	15.81	16.03
NM - Not meaningful
* Amount is less than one percent.
Certain previously reported amounts have been reclassified to agree with current presentation.
(a) Current quarter is an estimate.
(b) Calculated on period-end balances.
(c) Shares restated for October 1, 2008 and January 1, 2009 stock dividends.

ASSET QUALITY: CONSOLIDATED
Quarterly, Unaudited

											4Q08 Change vs.
(Thousands)	4Q08		3Q08		2Q08		1Q08		4Q07		3Q08	4Q07

Allowance for Loan Losses Walk-Forward
Beginning Reserve	$760,456		$575,149		$483,203		$342,341		$236,611		32%	221%
Provision	280,000		340,000		220,000		240,000		156,519		(18)%	79%
Divestitures/acquisitions/transfers	-		-		(382)		-		4		NM	(100)%
Charge-offs	(199,075)		(160,200)		(131,385)		(101,756)		(54,891)		(24)%	(263)%
Recoveries	7,829		5,507		3,713		2,618		4,098		42%	91%
Ending Balance	$849,210		$760,456		$575,149		$483,203		$342,341		12%	148%
Reserve for off-balance sheet commitments	18,752		19,109		22,303		11,786		10,726		(2)%	75%
Total allowance for loan losses plus reserve	$867,962		$779,565		$597,452		$494,989		$353,067		11%	146%

Allowance for Loan Losses
Regional Banking	$311,399		$269,397		$240,507		$184,472		$139,150		16%	124%
Capital Markets	63,554		63,654		42,745		24,338		13,522		*	370%
National Specialty Lending	446,254		420,220		287,212		273,127		188,550		6%	137%
Mortgage Banking	28,003		7,185		4,685		1,266		1,119		290%	NM
Total allowance for loan losses	$849,210		$760,456		$575,149		$483,203		$342,341		12%	148%

Non-Performing Assets
Regional Banking
Nonperforming loans	$163,933		$133,138		$115,264		$81,244		$30,608		23%	436%
Foreclosed real estate	31,665		32,078		37,594		38,019		35,026		(1)%	(10)%
Total Regional Banking	195,598		165,216		152,858		119,263		65,634		18%	198%
Capital Markets
Nonperforming loans	27,339		27,284		41,527		13,030		8,970		*	205%
Foreclosed real estate	600		600		600		600		810		*	(26)%
Total Capital Markets	27,939		27,884		42,127		13,630		9,780		*	186%
National Specialty Lending
Nonperforming loans	834,042		718,624		582,523		433,285		243,711		16%	242%
Foreclosed real estate	52,725		57,251		45,384		29,680		34,120		(8)%	55%
Total National Specialty Lending	886,767		775,875		627,907		462,965		277,831		14%	219%
Mortgage Banking
Nonperforming loans - including held for sale (a)	28,335		20,930		30,704		9,693		23,797		35%	19%
Foreclosed real estate	19,318		25,589		22,542		15,373		15,385		(25)%	26%
Total Mortgage Banking	47,653		46,519		53,246		25,066		39,182		2%	22%
Total nonperforming assets	$1,157,957		$1,015,494		$876,138		$620,924		$392,427		14%	195%

Net Charge-Offs
Regional Banking	$63,822		$29,310		$33,337		$29,942		$12,421		118%	414%
Capital Markets	8,207		17,543		114		4,215		2,794		(53)%	194%
National Specialty Lending	118,017		107,462		93,640		64,906		35,635		10%	231%
Mortgage Banking	1,200		378		581		75		(57)		217%	NM
Total net charge-offs	$191,246		$154,693		$127,672		$99,138		$50,793		24%	277%

Consolidated Key Ratios (b)
NPL %	4.91%		4.12%		3.42%		2.41%		1.28%
NPA %	5.38		4.63		3.88		2.78		1.66
Net charge-offs %	3.61		2.84		2.35		1.81		.93
Allowance / Loans	3.99		3.52		2.59		2.20		1.55
Allowance to loans excluding insured loans	4.11		3.63		2.68		2.26		1.62
Allowance / NPL	.81	x	.85	x	.76	x	.92	x	1.21	x
Allowance / NPA	.74	x	.76	x	.66	x	.79	x	.93	x
Allowance / Charge-offs	1.11	x	1.23	x	1.13	x	1.22	x	1.68	x

Other
Loans past due 90 days or more (c)	$133,067		$119,588		$157,277		$300,185		$251,509		11%	(47)%
Guaranteed portion (c)	42,478		50,419		64,696		223,572		190,899		(16)%	(78)%
Foreclosed real estate from GNMA loans	21,230		35,943		35,737		22,346		18,642		(41)%	14%
Period-end loans, net of unearned income (millions)	$21,278		$21,602		$22,225		$21,932		$22,104		(1)%	(4)%
Insured loans (millions)	591		652		739		809		913		(9)%	(35)%
Total loans excluding insured loans (millions)	$20,687		$20,950		$21,486		$21,123		$21,191		(1)%	*
Off-balance sheet commitments (millions) (d)	$6,442		$6,746		$6,444		$6,826		$6,929		(5)%	(7)%
NM - Not meaningful
* Amount is less than one percent
Certain previously reported amounts have been reclassified to agree with current presentation.
(a)	4Q 2008 includes $19,867 of loans held-to-maturity.
(b)	See Glossary of Terms for definitions of Consolidated Key Ratios.
(c)	Includes loans held for sale.
(d)	Amount of off-balance sheet commitments for which a reserve has been provided.

ASSET QUALITY: CONSOLIDATED
Quarterly, Unaudited

										4Q08 Change vs.
	4Q08		3Q08		2Q08		1Q08		4Q07	3Q08	4Q07

Key Portfolio Details
Commercial (C&I & Other)
Period-end loans ($ millions)	$7,806		$7,618		$7,721		$7,225		$6,969	2%	12%
30+ Delinq. %	.53%		1.15%		1.46%		.93%		.50%
NPL %	1.03		1.05		1.20		.64		.24
Charge-offs % (qtr. annualized)	2.21		1.64		.84		.83		.20
Allowance / Loans %	2.46%		2.29%		1.90%		1.59%
Allowance / Charge-offs	1.16	x	1.41	x	2.46	x	2.31	x

Income CRE (Income-producing Commercial Real Estate)
Period-end loans ($ millions)	$1,988		$2,038		$2,039		$1,982		$1,948	(2)%	2%
30+ Delinq. %	2.42%		3.47%		1.43%		.57%		1.96%
NPL %	5.02		3.72		3.54		2.01		.27
Charge-offs % (qtr. annualized)	2.73		.24		.63		1.94		.13
Allowance / Loans %	4.71%		3.73%		2.89%		2.47%
Allowance / Charge-offs	1.70	x	15.48	x	4.82	x	1.28	x

Residential CRE (Homebuilder and Condominium Construction)
Period-end loans ($ millions)	$1,288		$1,480		$1,739		$1,980		$2,093	(13)%	(38)%
30+ Delinq. %	3.74%		5.73%		6.36%		2.73%		3.56%
NPL %	30.71		23.64		16.65		12.07		6.43
Charge-offs % (qtr. annualized)	15.79		11.95		6.23		5.93		3.82
Allowance / Loans %	8.25%		7.55%		5.26%		3.64%
Allowance / Charge-offs	.49	x	.58	x	.76	x	.58	x

Consumer Real Estate (Home Equity Installment and HELOC)
Period-end loans ($ millions)	$7,749		$7,830		$7,909		$7,964		$8,182	(1)%	(5)%
30+ Delinq. %	1.97%		1.49%		1.27%		1.55%		1.43%
NPL %	.07		.07		.09		.11		.09
Charge-offs % (qtr. annualized)	1.81		1.41		1.78		.93		.62
Allowance / Loans %	2.35%		1.58%		1.70%		1.19%
Allowance / Charge-offs	1.29	x	1.12	x	0.95	x	1.28	x

OTC (Consumer Residential Construction Loans)
Period-end loans ($ millions)	$981		$1,202		$1,522		$1,815		$2,008	(18)%	(51)%
30+ Delinq. %	4.43%		4.92%		2.69%		2.67%		2.50%
NPL %	43.03		28.94		17.61		11.01		5.68
Charge-offs % (qtr. annualized)	14.80		12.29		9.90		4.63		2.18
Allowance / Loans %	20.44%		20.16%		7.75%		6.49%
Allowance / Charge-offs	1.25	x	1.46	x	0.78	x	1.33	x

Permanent Mortgage
Period-end loans ($ millions)	$1,127		$1,080		$1,004		$647		$562	4%	100%
30+ Delinq. %	6.94%		7.38%		6.36%		7.73%		5.59%
NPL %	3.73		2.94		3.04		-		-
Charge-offs % (qtr. annualized)	.57		.22		1.15		.41		.55
Allowance / Loans %	4.76%		1.17%		1.24%		.20%
Allowance / Charge-offs	8.59	x	5.48	x	1.12	x	1.75	x

Credit Card and Other
Period-end loans ($ millions)	$339		$354		$291		$319		$342	(4)%	(1)%
30+ Delinq. %	2.47%		2.08%		2.11%		2.37%		2.17%
NPL %	-		-		-		-		-
Charge-offs % (qtr. annualized)	5.09%		5.30%		3.29%		5.14%		2.45%
Allowance / Loans %	6.35%		5.52%		5.43%		4.58%
Allowance / Charge-offs	1.24	x	1.06	x	1.45	x	.89	x
NM - Not meaningful
* Amount is less than one percent
Certain previously reported amounts have been reclassified to agree with current presentation.

Analysis of FAS 114 Loans, ORE, & NPL Rollforward
Unaudited

($ in millions)

Commercial Portfolio
Reserves		Reserves	Balances	%
	FAS 114 Impaired Loans with Reserves	$12.3	$59.2	20.80%
	FAS 114 Impaired Loans without Reserves	-	414.9	-
	All Other Loans	379.5	10,608.6	3.58%
	Total	$391.8	$11,082.7	3.54%

NRV Assessment of Commercial FAS 114 Impaired Assets with no Reserves

		#	Appraised Value	Legal Balance	Cumulative C/O	Book Balance	Book Bal / Appraised Val
	FAS 114 Relationships with no Reserves	180	$723.0	$606.0	$191.0	$414.9	57.4%

ORE Inventory Rollforward
				Q4	Q3	Q2
		Beginning ORE		$115.5	$106.1	$83.7
		- Dispositions		(33.0)	(28.2)	(12.9)
		+ Additions		21.8	37.6	35.3
		Ending ORE		$104.3	$115.5	$106.1

NPL Rollforward (a)

				Q4	Q3	Q2
		Beginning NPLs		$854	$722	$501
		+ Additions		393	356	365
		+ Principal Increase		7	4	3
		- Payments		(82)	(75)	(36)
		- Charge-Offs		(150)	(122)	(86)
		- Transfer to ORE		(18)	(30)	(24)
		- Upgrade to Accrual		(6)	(1)	(1)
		Ending NPLs		$998	$854	$722
		(a) Includes Commercial & One Time Close Portfolios only

ASSET QUALITY: REGIONAL BANKING
Quarterly, Unaudited

4Q08 Change vs.
4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07

Total Regional Banking
Period-end loans ($ millions)	$11,017	$11,008	$11,037	$10,803	$10,631	*	4%
30+ Delinq. %	1.07%	1.45%	1.50%	1.23%	1.16%
NPL %	1.49	1.21	1.04	.75	.29
Charge-offs % (qtr. annualized)	2.34	1.07	1.23	1.16	.50
Allowance / Loans %	2.83%	2.45%	2.18%	1.71%	1.31%
Allowance / Charge-offs	1.22	x	2.30	x	1.80	x	1.54	x	2.80	x

Key Portfolio Details
Commercial (C&I & Other)
Period-end loans ($ millions)	$6,132	$6,064	$6,107	$6,134	$5,940	1%	3%
30+ Delinq. %	.54%	1.37%	1.40%	.98%	.50%
NPL %	1.18	1.09	.92	.62	.30
Charge-offs % (qtr. annualized)	2.36	.96	1.03	.75	.31
Allowance / Loans %	2.34%	2.10%	1.92%	1.59%
Allowance / Charge-offs	1.01	x	2.21	x	1.98	x	2.29	x

Income CRE (Income-producing Commercial Real Estate)
Period-end loans ($ millions)	$1,462	$1,504	$1,484	$1,365	$1,320	(3)%	11%
30+ Delinq. %	1.25%	1.21%	.99%	.52%	2.60%
NPL %	2.31	1.73	1.60	1.42	.04
Charge-offs % (qtr. annualized)	1.50	.07	.46	2.57	.04
Allowance / Loans %	4.70%	3.45%	2.80%	2.35%
Allowance / Charge-offs	3.09	x	49.80	x	6.68	x	.93	x

Residential CRE (Homebuilder and Condominium Construction)
Period-end loans ($ millions)	$435	$473	$528	$526	$570	(8)%	(24)%
30+ Delinq. %	4.97%	3.94%	5.43%	2.61%	2.10%
NPL %	13.27	8.71	6.68	4.68	2.14
Charge-offs % (qtr. annualized)	9.97	4.55	2.02	2.30	2.30
Allowance / Loans %	8.54%	8.52%	5.61%	3.92%
Allowance / Charge-offs	.83	x	1.75	x	2.93	x	1.65	x

Consumer Real Estate (Home Equity Installment and HELOC)
Period-end loans ($ millions)	$2,644	$2,606	$2,614	$2,486	$2,491	1%	6%
30+ Delinq. %	1.41%	1.32%	1.22%	1.83%	1.70%
Charge-offs % (qtr. annualized)	1.23	.81	1.50	.76	.64
Allowance / Loans %	1.70%	1.26%	1.36%	.70%
Allowance / Charge-offs	1.40	x	1.57	x	.90	x	.92	x

Credit Card, Permanent Mortgage, and Other
Period-end loans ($ millions)	$345	$361	$304	$293	$310	(5)%	11%
30+ Delinq. %	2.09%	1.66%	1.71%	1.89%	1.77%
Charge-offs % (qtr. annualized)	4.04	4.69	2.37	4.69	1.71
Allowance / Loans %	5.07%	5.31%	5.55%	4.43%
Allowance / Charge-offs	1.25	x	1.16	x	2.34	x	.95	x
NM - Not meaningful
* Amount is less than one percent
Certain previously reported amounts have been reclassified to agree with current presentation.

ASSET QUALITY: NATIONAL SPECIALTY LENDING
Quarterly, Unaudited

4Q08 Change vs.
4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07

Total National Specialty Lending
Period-end loans ($ millions)	$7,668	$8,058	$8,622	$9,114	$9,554	(5)%	(20)%
30+ Delinq. %	3.46%	3.67%	2.67%	1.85%	2.02%
NPL %	10.88	8.92	6.76	4.75	2.55
Charge-offs % (qtr. annualized)	6.00	5.14	4.18	2.80	1.50
Allowance / Loans %	5.82%	5.21%	3.33%	3.00%	1.97%
Allowance / Charge-offs	.95	x	.98	x	.77	x	1.05	x	1.32	x

Key Portfolio Details
Income CRE (Income-producing Commercial Real Estate)
Period-end loans ($ millions)	$356	$378	$395	$428	$393	(6)%	(10)%
30+ Delinq. %	7.51%	13.37%	.80%	.55%	.76%
NPL %	18.22	12.77	12.15	4.65	1.18
Charge-offs % (qtr. annualized)	8.74	.91	1.43	.87	-
Allowance / Loans %	4.67%	4.28%	2.63%	3.07%
Allowance / Charge-offs	.50	x	4.53	x	1.72	x	3.67	x

Residential CRE (Homebuilder and Condominium Construction)
Period-end loans ($ millions)	$780	$927	$1,133	$1,363	$1,431	(16)%	(46)%
30+ Delinq. %	3.19%	5.05%	6.62%	2.78%	4.28%
NPL %	40.97	32.03	22.02	15.36	7.80
Charge-offs % (qtr. annualized)	19.26	16.06	8.18	7.45	4.01
Allowance / Loans %	8.03%	6.79%	4.90%	3.53%
Allowance / Charge-offs	.38	x	.38	x	.50	x	.46	x

Consumer Real Estate (Home Equity Installment and HELOC)
Period-end loans ($ millions)	$5,105	$5,223	$5,295	$5,478	$5,691	(2)%	(10)%
30+ Delinq. %	2.26%	1.57%	1.30%	1.44%	1.33%
NPL %	.10	.11	.13	.12	.09
Charge-offs % (qtr. annualized)	2.10	1.70	1.91	1.02	.62
Allowance / Loans %	2.68%	1.74%	1.84%	1.43%
Allowance / Charge-offs	1.26	x	1.01	x	.96	x	1.41	x

OTC (Consumer Residential Construction Loans)
Period-end loans ($ millions)	$981	$1,202	$1,522	$1,815	$2,008	(18)%	(51)%
30+ Delinq. %	4.43%	4.92%	2.69%	2.67%	2.50%
NPL %	43.03	28.94	17.61	11.01	5.68
Charge-offs % (qtr. annualized)	14.80	12.29	9.90	4.63	2.18
Allowance / Loans %	20.44%	20.16%	7.75%	6.49%
Allowance / Charge-offs	1.25	x	1.46	x	.78	x	1.33	x

Permanent Mortgage
Period-end loans ($ millions)	$417	$297	$249	n/a	n/a	40%	NM
30+ Delinq. %	12.60%	18.39%	16.43%	n/a	n/a
NPL %	5.32	6.71	7.14	n/a	n/a
Charge-offs % (qtr. annualized)	-	-	-	n/a	n/a
Allowance / Loans %	6.13%	1.84%	2.38%	n/a
Allowance / Charge-offs	NM	-	-	n/a

Other Consumer
Period-end loans ($ millions)	$29	$30	$28	$29	$32	(4)%	(10)%
30+ Delinq. %	8.14%	6.65%	6.39%	6.90%	6.00%
NPL %	-	-	-	-	-
Charge-offs % (qtr. annualized)	11.31%	11.66%	13.26	9.13	9.61
Allowance / Loans %	13.87%	7.84%	4.06%	5.46%
Allowance / Charge-offs	1.22	x	.66	x	.31	x	.60	x
NM - Not meaningful
* Amount is less than one percent
Certain previously reported amounts have been reclassified to agree with current presentation.

ASSET QUALITY: MORTGAGE BANKING & CAPITAL MARKETS
Quarterly, Unaudited

											4Q08 Change vs.
	4Q08		3Q08		2Q08		1Q08		4Q07		3Q08	4Q07

Total Mortgage Banking
Period-end loans ($ millions)	$674		$746		$715		$647		$562		(10)%	20%
30+ Delinq. %	3.63%		3.35%		2.88%		7.73%		5.59%
Allowance / Loans %	4.15%		.96%		.66%		.20%		.20%

Total Capital Markets
Period-end loans ($ millions)	$1,918		$1,790		$1,851		$1,368		$1,356		7%	41%
30+ Delinq. %	.68%		1.45%		2.44%		.82%		.99%
NPL %	1.43		1.52		2.24		.95		.66
Charge-offs % (qtr. annualized)	1.91		3.99		.03		1.23		.86
Allowance / Loans %	3.31%		3.56%		2.31%		1.78%		1.00%
Allowance / Charge-offs	1.94	x	.91	x	93.74	x	1.44	x	1.21	x
NM - Not meaningful
* Amount is less than one percent
Certain previously reported amounts have been reclassified to agree with current presentation.

ASSET QUALITY HIGHLIGHTS: KEY PORTFOLIOS - COMMERCIAL
Unaudited

C&I Portfolio: $7.8 Billion (37% of Total Loans)

- Impacted by deterioration in economic conditions and impacts of housing market
- Diverse and granular portfolio
- Mostly relationship customers in TN and regional middle market lending efforts

Homebuilder Portfolio: $1.3 Billion (6% of Total Loans)	Top 10 States
		% OS	% NPL
- Loans to residential builders and developers	TN	22.48%	13.65%
- Performance under pressure from housing market (oversupply and lack of mortgage availability)	FL	11.02%	48.15%
- Most severe market conditions in Florida, California, Virginia/DC, Arizona, Maryland, and Colorado	WA	10.45%	11.84%
- Condominium construction balances small ($171.7 million) but individual commitments tend to be larger	CA	6.69%	25.56%
- Managing existing relationships (shrinking business into 2009)	NC	6.32%	9.10%
- Devoting additional resources to manage problem loans	VA	4.38%	45.60%
- Ceased originations for national CRE business in January 2008: wind-down portfolio	TX	4.08%	17.42%
	CO	3.97%	57.38%
	MD	3.57%	50.90%
	AZ	3.41%	42.23%
	As of 12/31/08

Income CRE Portfolio: $2.0 Billion (9% of Total Loans)	Top 10 States
		% OS	% NPL
- Traditional commercial real estate construction and mini-permanent loans	TN	42.84%	2.24%
- Three-Fourths managed by Regional Banking segment (approx)	NC	8.68%	7.62%
- Less than 18% in national CRE business: wind-down portfolio	FL	8.53%	30.11%
- Performance showing spillover impact from housing market	GA	6.00%	.47%
	MS	4.03%	.28%
	WA	3.82%	1.12%
	TX	3.42%	-
	SC	2.97%	-
	AZ	2.79%	5.28%
	CA	2.09%	17.18%
	As of 12/31/08

ASSET QUALITY HIGHLIGHTS: KEY PORTFOLIOS - CONSUMER
Unaudited

Consumer Real Estate (primarily Home Equity) Portfolio: $7.7 Billion (36% of Total Loans)

- Performance continues to show deterioration in Q4 primarily related to areas with significant home price depreciation.								Top 10 States
- Geographically diverse									% OS	Del. %	C/O %
- Top States (TN= 27%, CA = 14%, VA = 4%, WA = 4%, MD = 3%, FL = 3%, GA = 3%)								TN	27%	1.50%	.97%
- Strong borrower quality								CA	14%	2.12%	2.23%
- 735 avg. portfolio origination FICO; 732 avg. portfolio FICO (refreshed)								VA	4%	2.27%	3.73%
- Good collateral position								WA	4%	1.46%	.89%
- High LTV loans managed through whole loan insurance								MD	3%	2.07%	.52%
- 27% 1st lien and 73% second lien								FL	3%	3.58%	5.02%
- 86% of uninsured portfolio <90 CLTV								GA	3%	2.69%	1.59%
- 14% of uninsured portfolio is HLTV, 65% of which (or 9.1%) have FICO >700								AZ	2%	3.28%	5.04%
- No longer originating loans >89.9% CLTV								PA	2%	2.06%	1.96%
- Good borrower capacity (37% avg. DTI)								NJ	2%	2.02%	.29%
- Primarily retail-sourced (85% retail)								As of 12/31/08
- Mix of older vintage loans
- 52% originated prior to 2006								Retail vs. Wholesale Originations
									% OS	Del. %	C/O %
								Retail	85.23%	1.72%	1.50%
								Wholesale	12.41%	3.84%	4.52%
								Other	2.36%	1.76%	1.50%
								As of 12/31/08

								Portfolio Breakdown by LTV and FICO
									<=80%	80% - 90%	>90%
								>=740	31.8%	13.9%	5.2%
								720-739	7.1%	4.5%	2.0%
								700-719	7.0%	4.4%	1.9%
								660-699	7.9%	4.0%	3.2%
								620-659	2.6%	1.4%	1.3%
								<620	.8%	.3%	.4%
								*excludes whole loan insurance
								As of 12/31/08

		Balance	Origination Characteristics					QTD	YTD
	Vintage	%	CLTV	FICO	% Broker *	% TN	% 1st lien	NCO's %	NCO's %
	pre-2002	6%	76%	717	16%	50%	37%	1.91%	2.18%
	2003	9%	73%	730	14%	38%	47%	.95%	.67%
	2004	14%	79%	729	21%	26%	29%	1.54%	1.34%
	2005	22%	80%	732	20%	20%	17%	2.31%	2.43%
	2006	18%	77%	735	6%	26%	18%	2.69%	2.54%
	2007	21%	79%	741	15%	22%	19%	1.75%	1.12%
	2008	10%	76%	749	11%	33%	53%	1.05%	.32%
	Total	100%	78%	735	15%	27%	27%	1.81%	1.48%
	* Correspondent and Wholesale

One-Time Close (OTC) Portfolio: $981 Million (5% of Total Loans)								Top 10 States
									% OS	% NPL
	- Construction-to-perm loans with short duration							CA	27%	46%
	- Performance under pressure from housing market, borrower stress							TX	11%	31%
	and lack of product salability in the secondary market							UT	11%	54%
	- Actively identifying and remediating problem accounts							ID	7%	36%
	- Devoting additional resources to manage problem loans							WA	7%	76%
	- Ceased originations for national OTC lending: wind-down portfolio							FL	6%	95%
								AZ	5%	60%
								OR	4%	21%
								VA	2%	38%
								NC	2%	30%
								As of 12/31/08

ASSET QUALITY: PROCESS HIGHLIGHTS

Product Current Process

Commercial Loans (Real Estate / C&I)
Risk Grading
Reserves are established using historical loss factors by grade level. Relationship managers risk rate each loan using grades that reflect both the probability of default and estimated loss in the event of default.  Loans with emerging weaknesses receive increased oversight through our Watch List process.

Portfolio Reviews are conducted regularly to provide oversight of risk grading decisions for larger credits.

Watch List Process
For new Watch List loans, senior credit management reviews risk grade appropriateness and action plans.  After initial identification, relationship managers prepare regular updates for review and discussion by more senior business line and credit officers.  This oversight is intended to bring consistent grading and allow timely identification of loans that need to be further downgraded or placed on non-accrual status.

Classified & Non-Accruals
When a loan becomes classified, the asset generally transfers to the specialists in our Loan Rehab and Recovery group where the accounts receive more detailed monitoring; at this time, new appraisals are typically ordered for real estate collateral dependent credits.

Loans are placed on non-accrual status if it becomes evident that full collection of principal and interest is at risk or if the loans become 90 days or more past due.

Impairment Assessment
Generally, classified non-accrual loans over $1 million are deemed to be impaired in accordance with SFAS 114 and are assessed for impairment measurement.  For impaired assets viewed as collateral dependent, fair value estimates are obtained from a recently received and reviewed appraisal.  Appraised values are adjusted down for costs associated with asset disposal and for our estimate of any further deterioration in values since the most recent appraisal.  Upon the determination of impairment, we charge off the full difference between book value and our best estimate of the asset’s net realizable value.

One-Time Close (OTC) Loans
For OTC real estate construction loans, reserve levels are established based on portfolio modeling and monthly portfolio reviews conducted with business line managers and credit officers.  The inherent risk in credits is examined and evaluated based on factors such as draw inactivity and borrower conditions, often recognizing problems prior to delinquency.  In addition, OTC loans that reach 90 days past due are placed on non-accrual.  A new appraisal is ordered for loans that reach 90 days past due or are classified as substandard during the monthly portfolio review.  Loans are initially written down to current appraised value.  Loans are then assessed for charge down again when they reach 180 days past due, and again when they are taken into OREO.

Home Equity Loans & Lines
For home equity loans and lines, reserve levels are established through the use of several models that look at historical losses, cumulative vintage performance, and roll rates.  Loans are classified substandard at 90 days delinquent.  Our collateral position is assessed prior to the asset becoming 180 days delinquent.  If the value does not support foreclosure, balances are charged-off and other avenues of recovery are pursued.  If the value supports foreclosure, the loan is charged down to net realizable value and is placed on non-accrual status.  When collateral is taken to OREO, the asset is assessed for further write down to appraised value.

GLOSSARY OF TERMS

Appraisal Fees: A fee charged to the borrower for the cost of appraising a property.

Credit Report Fee: A fee charged to the borrower for the cost of obtaining the borrower’s credit report.

FAS 91 Fee Deferral:  The timing difference between collecting and recognizing origination fees on a loan not carried at elected fair value.  For loans held for sale not carried at elected fair value, origination fees are recognized at the time the loan is sold, not at the time the loan is originated.

FAS 91 Reclassification: The reclassification of the cost of originating mortgage warehouse loans, not carried at elected fair value, sold during the period.

FAS 114 Loans: Commercial loans over $1 million that are not expected to pay all contractually due principal and interest and consumer loans that have experienced a troubled debt restructuring. These loans are generally written down to an estimate of collateral value less cost to sell.

Final Inspection Fee: A fee charged to the borrower to inspect a property.

Lower of Cost or Market (LOCOM): A method of accounting for certain assets by recording them at the lower of their historical cost or their current market value.

Origination Fees: A fee charged to the borrower by the lender to originate a loan. Usually stated as a percentage of the face value of the loan.

Tangible Equity/RWA: Shareholders' equity excluding intangible assets and unrealized gains/losses on available for sale securities and cash flow hedges divided by risk weighted assets.

Asset Quality - Consolidated Key Ratios

NPL %: Ratio is nonperforming loans in the loan portfolio to total period end loans.

NPA %: Ratio is nonperforming assets related to the loan portfolio to total period end loans plus foreclosed real estate and other assets.

Net charge-offs %: Ratio is annualized net charge-offs to total average loans.

Allowance / Loans: Ratio is allowance for loan losses to total period end loans.

Allowance to loans excluding insured loans: Ratio is allowance for loan losses to total period end loans excluding insured loans.

Allowance / NPL: Ratio is allowance for loan losses to nonperforming loans in the loan portfolio.

Allowance / NPA: Ratio is allowance for loan losses to nonperforming assets related to the loan portfolio.

Allowance / Charge-offs: Ratio is allowance for loan losses to annualized net charge-offs.

1
First Horizon National Corporation
Fourth Quarter 2008 Earnings
January 16, 2009

2
▪ Portions of this presentation use non-GAAP financial information. Each of those portions is so noted, and a reconciliation of that non-GAAP information to comparable GAAP information is provided in a footnote or in the Appendix at the end of this presentation.
▪ This presentation contains forward-looking statements, which may include guidance, involving significant risks and uncertainties which will be identified by words such as “believe” “expect”
 “anticipate” “intend” “estimate” “should” “is likely” “will” “going forward” and other expressions that indicate future events and trends and may be followed by or reference cautionary statements.  A number of factors could cause actual results to differ materially from those in the forward-looking information.  These factors are outlined in our recent earnings and other press releases and in more detail in the most current 10-Q and  10-K.  First Horizon disclaims any obligation to update any of the forward-looking statements that are made from time to time to reflect future events or developments.

3
Financial Highlights: Fourth Quarter 2008
1Pretax, pre-provision is a non-GAAP number and is pretax income excluding provision. Pretax loss was $87mm and provision was $280mm at 4Q08. 2Current quarter is estimate
▪ Earnings per share of $(0.27)
▪ Net loss of $(56) million
▪ Loan loss reserve increased to 3.99% of total loans, as provision of $280 million exceeded
 $191 million in net charge-offs
▪ Solid financial performance with pretax, pre-provision income1 of $193 million, up from
 $126 million in prior quarter
 ▪ Fourth quarter includes $34 million of favorable significant items
▪ Net interest margin at 2.96%, down 5bps linked quarter
▪ Tier I capital ratio improved to 14.9%2, TCE/TA improved to 7.3%2
▪ P/E tangible book value per share at $10.98

4
Significant Strategic Progress in 2008
Attractive
Growth Opportunities
Industry-Leading
Strengths
▪ Sources of excess liquidity estimated at $5B
Ability
To
Execute
▪ Tier 1 ratio improved to 14.9%1 in 4Q08
▪ TCE/TA improved to 7.3%1 in 4Q08
▪ Increased reserves/loans to 3.99% in 4Q08
▪ Identified inherent loss content in OTC portfolio
Exited National Lending Platforms
Bolstered Capital Position
Reduced Balance Sheet Risk
Proactive on Asset Quality
Strong Capital Position
Solid Liquidity Position
Significant Loan Loss Reserves
Strong Regional Banking Franchise
Focused Capital Markets Business
▪ Raised $690mm in new common equity
▪ Received $866mm from U.S. Treasury CPP
▪ Strong fixed income distribution platform
▪ Strategic growth of sales & trading
▪ Proactively identified problem loans
▪ Wrote non-performers down to net realizable values
▪ Reduced unsecured wholesale funding
▪ Retired $3.5 billion in maturing debt
Improved Liquidity Profile
1Current quarter is estimate
▪ Sold national mortgage platform outside TN
▪ Ceased construction/consumer lending outside
 regional banking footprint
▪ Sold 34 First Horizon Bank branches
▪ Reduced total assets by $6.0B
▪ Reduced construction portfolios by $2.0B
▪ Reduced mortgage servicing by $40B ($1.1B assets)
▪ Strong customer and account growth
▪ Stable deposit base, growing since August
▪ 27% client share / 41% share of wallet in target customer
 segments
▪ Service: #2 JD Power ranking in satisfaction

5
Asset Quality

6
Other
52%
OTC &
National Res CRE
70%
Other
30%
2008 Net Charge-Offs
NPLs at 12/31/08
1Asset quality ratios as of 4Q08
OTC &
National Res CRE
48%
Asset Quality Overview
▪ Managing asset quality proactively
 ▪ Aggressive loss recognition
 ▪ Significant balance reductions in national construction portfolios
▪ Net charge-offs totaled $191 million, annualized 3.61% of loans1
▪ Reserves increased $89 million to $849 million, 3.99% of loans1
 ▪ Reserve increase driven by home equity and permanent mortgage portfolios reflecting higher inherent losses in these portfolios
 ▪ Reserve decreases in Res CRE and OTC, as national portfolios continue to wind-down
▪ NPLs increased to 4.91% of loans1
 ▪ Continued to charge-down to net realizable values vs. carrying reserve for future loss recognition
 ▪ Inflows up slightly, offset by slightly higher resolutions at levels consistent with carrying values

$140
$120
$100
$80
$60
$40
$20
Dec-07
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
National Specialty
Regional Banking

$140
$120
$100
$80
$60
$40
$20
Dec-07
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
1st Liens
2nd Liens

$140
$120
$100
$80
$60
$40
$20
Dec-07
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
HELOC
IL RE

2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
0.64%
0.62%
0.76%
1.02%
1.50%
1.91%
0.81%
1.70%
1.23%
2.10%
4Q07
1Q08
2Q08
3Q08
4Q08
Regional Banking
National Specialty

FIRST HORIZON NATIONAL CORPORATION

7
Home Equity - Delinquency & Loss Trends
30+ Delinquency: National vs. Regional
30+ Delinquency: 1st vs. 2nd Liens
30+ Delinquency: Lines vs. Loans
Net-Charge Offs
*Note: 30+Delinquency exclude divested First Horizon Banks
Net Charge-Offs are annualized
2.13%
1.78%
2.22%
1.34%
2.29%
1.33%

3.00
2.50
2.00
1.50
1.00
0.50
0.00
$ Billions
4Q07
1Q08
2Q08
3Q08
4Q08

3.00
2.50
2.00
1.50
1.00
0.50
0.00
$ Billions
4Q07
1Q08
2Q08
3Q08
4Q08

FIRST HORIZON NATIONAL CORPORATION

8
▪ OTC balances are expected to decline through end
 of 2009
▪ Completed loans either pay off or are modified to
 the permanent mortgage portfolio
▪ Reserves at 20.4% of loans
▪ National Res CRE balances are expected to decline
 through end of 2009
▪ Reserves at 8.0% of loans
61%
55%
Commitments
Balances
One-Time Close
National Res CRE
National Construction Portfolios Winding-Down Rapidly

4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1.96%
0.13%
0.57%
1.94%
1.43%
0.63%
3.47%
0.24%
2.42%
2.73%
4Q07
1Q08
2Q08
3Q08
4Q08
30+ Delq.
Net Charge-Offs (ann.)

Hospitality
6%
Industrial
10%
Retail
22%
Other
13%
Multi-Family
18%
Land
17%
Office
14%

Construction
25%
Land
10%
Mini-Perm
65%

FIRST HORIZON NATIONAL CORPORATION

9
Income CRE Portfolio
▪ Traditional commercial real estate construction and
 mini-permanent loans
▪ Balances of $2B at 4Q08
▪ Three-fourths managed in regional banking
▪ Housing market and broader economic conditions
 impacting performance of portfolio
Portfolio Characteristics
Performance
Geography1
Collateral Type1
Loan Type1
1As of 12/31/08
WA
4%
AZ
3%
CA
2%
SC
3%
TX
3%
MS
4%
GA
6%
Fl
9%
NC
9%
TN
43%
Other
14%

2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
0.50%
0.20%
0.93%
0.83%
1.46%
0.84%
1.15%
1.64%
0.53%
2.21%
4Q07
1Q08
2Q08
3Q08
4Q08
30+ Delq.
Net Charge-Offs (Ann.)

FIRST HORIZON NATIONAL CORPORATION

10
C & I Portfolio Summary
▪ Largely Tennessee portfolio diversified by
 industry
▪ Balances of $7.8B at 4Q08
▪ Trust preferred loans of $0.5B on our balance
 sheet in HTM
 ▪ Whole loans carried with ~$40mm LOCOM
▪ 4Q08 losses impacted by weakening economic
 conditions
▪ C&I net charge-offs at $41mm
▪ Ongoing, proactive reviews of portfolio and
 enhanced processes illuminating individual
 problem credits
Performance
Line of Business
Regional Banking
79%
Remaining
21%

$ Millions
58%
41%
16%
14%

FIRST HORIZON NATIONAL CORPORATION

11
Problem Loans - Inflows Stable, Resolutions Increasing
ORE Flows
NPL Flows1
Non-Performing Assets
1Includes Commercial & One Time Close Portfolios only
($ mm)
2Q08
3Q08
4Q08
Beginning NPLs
$501
$722
$854
+ Additions
$365
$356
$393
+ Principal Increase
$3
$4
$7
- Payments
($36)
($75)
($82)
- Charge-Offs
($86)
($122)
($150)
- Transfer to ORE
($24)
($30)
($18)
- Upgrade to Accrual
($1)
($1)
($6)
Ending NPLs
$722
$854
$998
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
4Q07
1Q08
2Q08
3Q08
4Q08
NPLs
ORE
($ mm)
2Q08
3Q08
4Q08
Beginning ORE
$84
$106
$115
+ Additions
$35
$37
$22
- Dispositions
($13)
($28)
($33)
Ending ORE
$106
$115
$104
▪ Growth of NPLs similar to last quarter
▪ Decline in ORE due to fewer additions and
 more dispositions
▪ NPL/ORE resolutions increased slightly to
 $115 million in 4Q08
 ▪ Pricing supportive of carrying valuation

400
350
300
250
200
150
100
50
0
$ Millions
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.55%
2.20%
2.59%
3.52%
3.99%
106
51
141
99
92
128
185
155
89
191
4Q07
1Q08
2Q08
3Q08
4Q08
Net Charge-Offs
Reserve Increase
Reserve % of Loans (right axis)

FIRST HORIZON NATIONAL CORPORATION

12
▪ 4Q08 reserve increase of $89 million smallest in last five quarters
▪ 4Q08 reserve increase drivers
 ▪ Unfavorable: Home Equity, Permanent Mortgage, C&I/Income CRE grade migration
 ▪ Favorable: OTC and Residential CRE
Pace of Reserve Growth Slowing

($B)		4Q08		2H09		2H09
$1.3	($6)	$55	→	↓	↓	↓
1.0	(41)	40	↑	↓	↓	↓
7.7	58	35	↑	↑	↑	↑
7.8	18	41	↓	→	→	→
2.0	18	14	↑	↓	→	→
1.5	42	6	↑	↑	↑	↑
$21.2	**$89**	**$191**	↑	↓	→	↓

First Horizon National Corporation

13
Credit Expectations and Risks Summary
2Other includes permanent mortgage, other consumer and credit card
▪ Prior expectations and current outlook assume weak economic conditions through 2009
 ▪ GDP contraction, rising unemployment, further home price declines
▪ 2008 net charge-offs of $573mm in line with communicated expectation
▪ 2009 expectations
 ▪ Charge-offs expected to be at or above 4Q08 run-rate in first half, then moderate in second half
 ▪ Reserve expected to decline as national construction portfolios wind-down
Balance
Balance
Change
Portfolio
12/31/08
12/31/08
($mm)
9/30/08
($mm)
1Q08
(Actual)
2Q08
(Actual)
3Q08
(Actual)
(Actual)
1H09
1H09
Drivers
Residential CRE
$106
$29
$30
$49
Liquidating portfolio with
significant reserves
One-Time Close
201
22
38
41
Liquidating portfolio with
significant reserves
Home Equity
182
19
36
27
Increased frequency, higher roll-
rates (unemployment rate)
Commercial
192
15
15
30
General economic weakness,
but benefit from 2008 process
Income CRE
94
10
3
1
Economic weakness impact on
retail, office, industrial
Other
2
74
4
6
7
Increased frequency,
losses above LOCOM on perm mtg.
Total
$849
$99
$128
$155
Allowance
($mm)
Net Charge-Offs
Reserves
Expected Trend
Expected Trend
Net Charge-Offs

14
Financial Results

$ Millions	4Q07	3Q08	4Q08
NII	$ 226	$ 223	$ 205
Fee income	103	305	337
Revenue before sec. G/(L)	329	529	542
Securities G/(L)	(10)	0	1
Total revenue	319	528	543
Noninterest expense	(562)	(402)	(350)
Pretax pre-provision[1]	**(243)**	**126**	**193**
Provision	(157)	(340)	(280)
Pretax income (loss)	**(399)**	**(214)**	**(87)**
Taxes	146	89	31
Disc. ops.	4	-	-
Net income/(loss)	$ (249)	$ (125)	$ (56)
Diluted shares	132	205	205
Diluted EPS	**$(1.88)**	**$(0.61)**	**$ (0.27)**

FIRST HORIZON NATIONAL CORPORATION

15
Numbers may not add to total due to rounding
1Pretax, pre-provision is a non-GAAP number and is pretax income excluding provision.
2Estimated capital ratios at 12/31/08
Consolidated Financial Results
▪ Solid financial performance with pretax, pre-
 provision income1 of $193 million
 ▪ Includes $(34) million of significant items
▪ Loan loss reserve increased to 3.99% of total
 loans
 ▪ Provision of $280 million exceeded $191 million
 in net charge-offs
▪ Period-end shares increased to 206mm
 ▪ Shares have been restated for previous quarters
 to reflect stock dividend
▪ Capital ratios improved significantly2
 ▪ TCE/TA = 7.3%
 ▪ Tier 1 = 14.9%

16
Pretax Impact
Item
($ mm)
Reinsurance reserve increase
(16.5)
Restructuring, repositioning, & efficiency related initiatives
(10.3)
Reversal of Visa liability accrual
11.0
Mortgage MSR net hedging
64.6
Mortgage Warehouse valuation adjustment
(15.0)
Significant Items: Fourth Quarter 2008

Period-End Assets ($ Billions)	4Q07	3Q08	4Q08	Expected Changes in 2009
Total loans	$ 22.1	$ 21.6	$ 21.2	$(1.0 - 1.6)
Loans HFS[1]	3.8	0.7	0.6	-
Trading securities[1]	1.8	1.6	0.9	-
MSR[1]	1.2	0.8	0.4	(0.1 - 0.2)
Other[1]	8.2	8.1	7.8	(0.1 - 0.2)
Total assets	**$37.0**	**$32.8**	**$31.0**	**$(1.2 - 2.0)**

3.25%
3.00%
2.75%
2.50%
2.77%
2.81%
3.01%
3.01%
2.96%
4Q07
1Q08
2Q08
3Q08
4Q08

FIRST HORIZON NATIONAL CORPORATION

17
Consolidated Net Interest Margin
Numbers may not add to total due to rounding
1Includes divestiture balances. Mortgage I/O assets included in Trading Securities. Mortgage hedge assets included in Other
Balance Sheet Contraction Continuing, Reducing Risk
▪ NIM impacts in 4Q08
 ▪ Excess Fed balances (-7bps)
 ▪ Venture capital dividends (+5 bps)
▪ Short-term margin pressure from deposit
 competition, asset sensitivity in the
 Regional Bank
▪ Long-term, NIM should expand as lower
 margin businesses reduced

4Q07	3Q08	4Q08
Fed Funds Purchased	3.0	0.2	0.3
Street CDs Short Term	0.9	-	-
Street CDs Long Term	1.0	0.5	0.5
Bank Notes	3.1	2.9	2.5
X-Notes	1.3	0.1	-
Insured Network Deposits	1.1	1.5	1.5
CDARs	-	0.2	-
Borrowing from FRB (TAF)	1.0	2.5	4.0
Borrowing from FHLB	2.0	3.5	-
Other	0.2	0.1	0.2
	13.7	**11.4**	**9.0**

FIRST HORIZON NATIONAL CORPORATION

18
Wholesale Funding1 Period-End Balances ($B)
Numbers may not add due to rounding
Source: First Horizon Internal Information
1Excluding Securities Sold Repos, Trading Liabilities and sub-debt and other collateralized borrowings of $4.0B
▪ Core deposits increased $550mm, or 4.5%, linked quarter to $12.9B
▪ Balance sheet reduction offsetting debt maturities
 ▪ $1.5B more retired at bank in 4Q08
 ▪ $1.0B in 2009 maturities should be covered by planned asset reductions
▪ Sources of excess liquidity increased to ~$5B in 4Q08
 ▪ FHLB availability, term MMDAs, repos, unpledged securities and Fed TAF
▪ Credit sensitive funding replaced with secured, non-credit sensitive sources
Improved Liquidity Position

Percent

25
20
15
10
5
0
Percent
12.8
16.1
20.1
4Q07
3Q08
4Q08

Percent

FIRST HORIZON NATIONAL CORPORATION

19
Summary
TCE / TA
Total Capital Ratio
Tier 1 Ratio
Well-Capitalized Threshold
= 6.0%
Well-Capitalized Threshold
= 10.0%
$2,557mm
$3,933mm pretax2
Numbers may not add to total due to rounding 14Q08 ratios estimated at 12/31/08
2Assumes tax rate of 35%
Excess to Well-Capitalized
$2,267mm
$3,488mm pretax2
Excess to Well-Capitalized
▪ Impact of $866 million TARP Capital Purchase
 Program
 ▪ Preferred equity = $783 million
 ▪ Common equity (warrants) = $84 million
 ▪ Reduction in net income available to common
 shareholders ~$15 million quarterly starting 1Q09
▪ Significant excess capital above regulatory
 minimums
1
1
1
5.1
7.2
7.3
0
1
2
3
4
5
6
7
8
4Q07
3Q08
4Q08
8.1
11.1
14.9
0
2
4
6
8
10
12
14
16
4Q07
3Q08
4Q08
Capital Among Best in Industry, Significant Excess

20
TARP Capital Contributes to Investment in Core Banking
Communities
▪ Facilitating lending to consumers
 ▪ Originated over 2,300 new consumer loans totaling $155 million in 4Q08
 ▪ Originated over 600 mortgage loans totaling $90 million
▪ Facilitating lending to small businesses & commercial clients
 ▪ Originated new loans of $680 million in 4Q08
 ▪ Significant new lending relationships
 ▪ Supported customers through commitment of balance sheet
▪ Maintaining consistent underwriting standards
▪ Improving infrastructure and productivity to increase lending capacity
▪ Extending banking services to the community
 ▪ Opened two new branch locations in Middle Tennessee & DeSoto County, MS

$ Millions	4Q07	3Q08	4Q08
NII	$ 134	$ 122	$ 117
Deposit fees / cash mgmt	47	44	42
Other fees	49	44	40
Fee income	96	88	83
Total revenue	229	210	200
Noninterest expense	(160)	(159)	(168)
Pretax pre-provision[1]	**69**	**52**	**32**
Provision	(16)	(58)	(106)
Pretax income (loss)	**$ 53**	**$ (7)**	**$ (74)**

Balance Sheet (Period end, $ Millions)	4Q07	3Q08	4Q08
Loans	$ 10,751	$ 11,022	$ 11,047
Core Deposits	10,429	9,664	10,124
Total Deposits	11,679	10,621	10,993
NIM	4.74%	4.43%	4.22%

FIRST HORIZON NATIONAL CORPORATION

21
Numbers may not add to total due to rounding
1Pretax, pre-provision is a non-GAAP number and is pretax income excluding provision.
Segment Results: Regional Banking
▪ Strong linked quarter core deposit growth of
 4.8%
 ▪ Targeted marketing investments
 ▪ New branches in key TN-area metros
 ▪ Customer accounts up 4% year over year
▪ NIM decreased by 21 bps in 4Q08
▪ Expenses up linked quarter
 ▪ Environment-driven costs: foreclosure, credit,
 pension/benefits
 ▪ Investments in locations & people
 ▪ Retained infrastructure post-mortgage
▪ Pretax pre-provision income of $32mm
▪ Elevated provision drove pre-tax loss of
 $74mm
 ▪ Proactive account management
 ▪ Commercial loan grade migration
1

$ Millions	4Q07	3Q08	4Q08
NII	$ 16	$ 19	$ 20
Fixed Income	77	80	157
Other fees	26	18	21
Fee income	103	99	177
Total revenue	119	118	197
Noninterest expense	(87)	(88)	(115)
Pretax pre-provision[1]	**32**	**30**	**82**
Provision	(1)	(38)	(8)
Pretax income (loss)	**$ 31**	**$ (9)**	**$ 74**

Balance Sheet (Average, $ Millions)	4Q07	3Q08	4Q08
Trading inventory	$ 1,934	$ 1,356	$ 1,135
Loans	1,402	1,759	1,719
Other earning assets	1,708	1,275	981
Total earning assets	$ 5,044	$ 4,390	$ 3,835

FIRST HORIZON NATIONAL CORPORATION

22
Numbers may not add to total due to rounding  1Pretax, pre-provision is a non-GAAP number and is pretax income excluding provision
Segment Results: Capital Markets
▪ Pre-Tax Income of $74 million, the best quarter in
 the 80-year history
▪ Record fixed income revenues, up $77 million
 linked quarter
▪ Expense increase due to increase in production
▪ Provision decreased $30mm linked quarter
▪ Continued management of balance sheet usage
 from trading inventory

23
▪ Successful execution of strategic priorities in 2008
 ▪ Exited national real estate lending platforms
 ▪ Reduced balance sheet risk
 ▪ Improved capital and liquidity
 ▪ Proactively addressed problem loans
▪ First Horizon well positioned to manage through challenges of 2009
 ▪ Strong capital position
 ▪ Significant loan loss reserves
 ▪ Solid liquidity position
▪ Solid long-term earnings power in core franchises - regional banking and capital markets
 ▪ Maintaining high quality of customer service
 ▪ Growing business with targeted client segments
 ▪ Aligning loan pricing to new market conditions
 ▪ Focused on improving efficiency
Summary

24
Appendix

As of 12/31/08 ($mm)	(C&I & Other)	CRE	CRE	HELOC	Other	OTC	CRE	CRE	HELOC	Other	Total
Loan Balance	$7,806	$1,632	$509	$2,644	$345	$981	$356	$780	$5,105	$1,120	$21,278
											1.98%
											$420
											4.91%
											$1,045
											3.61%
											$191
											$849
											3.99%
Allowance/ Charge-offs	1.16x	3.46x	0.81x	1.40x	1.25x	1.25x	0.50x	0.38x	1.26x	6.06x	1.11x

FIRST HORIZON NATIONAL CORPORATION

25
Credit Quality
▪ Majority of credit deterioration observed in National Specialty Lending portfolios
▪ Remainder of portfolio showing some deterioration related to general economic conditions
▪ Substantially all of our impaired assets greater than $1mm are considered collateral-dependent and written-down to net realizable values (a percentage of appraised value, net of disposition costs)
Numbers may not add to total due to rounding
Commercial
Income
Residential
HE &
(2)
Income
Residential
HE &
(3)
30+ Delinquency
0.53%
1.32%
4.59%
1.41%
2.09%
4.43%
7.51%
3.19%
2.26%
7.09%
Dollars
$41
$22
$23
$37
$7
$43
$27
$25
$115
$79
NPL %
1.03%
2.15%
14.99%
0.00%
0.00%
43.03%
18.22%
40.97%
0.10%
3.76%
Dollars
$80
$35
$76
$0
$0
$422
$65
$319
$5
$42
4Q08 Charge-offs % (ann.)
2.21%
1.35%
10.19%
1.23%
4.04%
14.80%
8.74%
19.26%
2.10%
0.87%
4Q08 Dollars
$41
$6
$13
$8
$4
$40
$8
$41
$27
$2
Allowance
$192
$77
$44
$45
$17
$201
$17
$63
$137
$58
Allowance / Loans %
2.46%
4.72%
8.60%
1.70%
5.07%
20.44%
4.67%
8.03%
2.68%
5.14%
(1) Includes Regional Banking and Capital Markets segments
(2) Credit Card, Permanent Mortgage, and Other
(3) Permanent Mortgage and Other Consumer
Core Franchise
(1)
National Specialty

First	Second	Total

Broker[1]
15%
Retail
85%

Other
36%
TN
27%
CA
14%
VA
4%
WA
4%
MD
3%
FL
3%
GA
3%
AZ
2%
PA
2%
NJ 2%

2008
10%
2007
21%
2006
18%
2005
22%

FIRST HORIZON NATIONAL CORPORATION

26
Portfolio Characteristics
Geographic Distribution
Core Banking
Customers
<=2004
29%
Channel Mix
Vintage Profile
1Broker includes wholesale and correspondent
As of 12/31/08
Balance
$2.1B
$5.6B
$7.7B
Original FICO
732
735
735
Original CLTV
70%
80%
78%
Full Doc
76%
69%
71%
Owner Occupied
85%
96%
93%
HELOCs
$0.7B
$3.8B
$4.5B
Weighted Avg.
HELOC Utilization
48%
57%
55%
Home Equity - Differentiated Portfolio Characteristics

27
$0
$100
$200
$300
$400
$500
$600
$700
$800
Appraised
Value
Pre-Charge
Down Balance
Cumulative
Charge Down
Book Balance
(12/31/08)
Problem Loans Written Down to Net Realizable Value
FAS 114 Charge-Downs1
FAS 114 Loan Reserves
723
606
415
32%
write-down
(191)
43% below
appraised
value
1 Approximation based on appraisals
As of 12/31/08
Reserves/
($ mm)
Reserves
Loans
Loans
FAS114 Impaired Loans w/o
Reserves
$0
$415
0.00%
FAS114 Impaired Loans w/
Reserves
$12
$59
20.80%
Other Commercial Loans
$380
$10,609
3.58%
Total
$392
$11,083
3.54%
▪ Generally, all classified non-accrual loans over $1mm are assessed for impairment in accordance with FAS-114
▪ Loans typically charged-down to net realizable value rather than holding reserves
▪ OTC loans 90 days past due or classified substandard initially written-down to current appraised value (based on new appraisals)
 ▪ Loans are then charged-down to 85% of appraised value when they reach 180 days past due and to
               78% of value when they are taken into ORE